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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-03826
AIM Sector Funds (Invesco Sector Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 4/30
Date of reporting period: 4/30/11
*Funds included are: Invesco U.S. Mid Cap Value Fund, Invesco Van Kampen Mid Cap Growth Fund, Invesco Van Kampen Small Cap Value Fund and Invesco Van Kampen Value Opportunities Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	April 30, 2011

Invesco U.S. Mid Cap Value Fund
Nasdaq:
A: MMCAX ▪ B: MMCDX ▪ C: MMCCX ▪ Y: MPMVX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor's Report
22	Fund Expenses
23	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s 2010 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s leading asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco U.S. Mid Cap Value Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing and serving you.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco U.S. Mid Cap Value Fund

Management’s Discussion of Fund Performance

Performance summary
Please note that the fiscal year-end for Invesco U.S. Mid Cap Value Fund has changed to April 30. Therefore, the period covered by this report is from September 30, 2010, the date of the last annual report, through April 30, 2011, the Fund’s new fiscal year-end.
     For the seven months ended April 30, 2011, Class A shares of Invesco U.S. Mid Cap Value Fund, at net asset value, performed in line with the Fund’s style-specific benchmark, the Russell Midcap Value Index.
     Stock selection in the health care, energy and materials sectors contributed to the Fund’s performance versus the benchmark. Alternatively, stock selection in consumer staples and industrials hampered performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 9/30/10 to 4/30/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	22.90%

Class B Shares	22.43

Class C Shares	22.35

Class Y Shares	23.08

S&P 500 Index▼ (Broad Market Index)	20.78

Russell Midcap Value Index▼ (Style-Specific Index)	23.50

Lipper Mid-Cap Value Funds Index▼ (Peer Group Index)	23.35

▼Lipper Inc.
The Fund recently adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
We call our investment philosophy “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, underearning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. Also, this is where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our goal is to exploit negative sentiment toward a company’s stock by analyzing its operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund
Equity markets were choppy during the reporting period as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often overshadowed by concerns of high unemployment, lack of consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve (the Fed) accommodation. With the Fed’s announcement of the second round of quantitative easing, the markets rallied from September 2010 through mid-February 2011. Equity markets then experienced more volatility due to the civil unrest in Egypt and Libya, as well as the devastating earthquake and tsunami in Japan, but ended the period in positive territory, with most major equity indexes posting gains.
     All sectors of the Fund posted positive performance for the reporting period despite market volatility during the first quarter of 2011. On a relative basis, Class A shares of the Fund, at net asset value, performed in line with the Russell Midcap Value index.
     An overweight position and strong stock selection in the health care sector, most notably the health care equipment

Portfolio Composition
By sector, based on net assets

Financials	18.8%

Consumer Discretionary	13.4

Industrials	11.4

Energy	9.9

Consumer Staples	8.4

Information Technology	8.0

Utilities	7.9

Materials	7.0

Health Care	6.1

Telecommunication Services	2.6

Money Market Funds
Plus Other Assets Less Liabilities	6.5

Top 10 Equity Holdings*

1.	El Paso Corp.	3.7%

2.	Snap-On, Inc.	3.7

3.	W.R. Grace & Co.	3.0

4.	Newell Rubbermaid, Inc.	3.0

5.	Williams Cos., Inc.	3.0

6.	Edison International	2.8

7.	Zebra Technologies Corp.	2.8

8.	Harley-Davidson, Inc.	2.7

9.	TW Telecom, Inc.	2.6

10.	Avery Dennison Corp.	2.6

Total Net Assets	$232.3 million

Total Number of Holdings*	47
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco U.S. Mid Cap Value Fund

and service industry, was the largest contributor to the Fund’s relative performance. Beckman Coulter, a biomedical instrument manufacturer and distributor, and Brookdale Senior Living, an assisted living provider, were two of the strongest performing holdings within this sector. As you may recall, these holdings were listed as key detractors in our last annual report to you. Before the end of this reporting period we sold our holdings in Beckman Coulter. The decision to sell was based on our analysis of the company reaching fair valuation. However, we want to emphasize that we remain focused on the fundamental aspects of business – as oppose to the short-term results – as we seek long-term investment results.
     The energy sector also contributed to relative performance versus the Fund’s style-specific benchmark. Although the portfolio was underweight against the index in this sector, stock selection drove relative performance. Williams, a natural gas exploration, production and processing company, announced its intention to separate into two publicly traded companies and substantially boost dividends, making a significant contribution to Fund performance. Pioneer Natural Resources and El Paso also made positive contributions.
     Materials also aided relative performance. The portfolio was overweight the sector, and stock selection helped drive returns. Cyclical stocks in the sector performed well and the economy shows signs of strengthening.
     The largest detractor from relative performance for the Fund was stock selection in consumer staples. Avon Products was a notable detractor within the sector. The stock fell on weak sales in its core markets during the later part of the reporting period.
     Stock selection in the industrials sector also detracted from relative performance, particularly in the capital goods industry. The portfolio held an overweight position versus the benchmark in this sector.
     For most of the reporting period, the capital markets reacted strongly to macro events. Stock valuations (and the movement of equity markets in general) often were not tied to company fundamentals such as earnings and revenue. We believe that as time passes, equity markets could transition and valuation/ fundamentals could return to the forefront. As the market moves from one in which valuations are separated from fundamentals to one that rewards stock selection, we believe we are prepared to do well.
     As always, we would like to caution investors against making investment decisions based on short-term performance.
     Thank you for your investment in Invesco U.S. Mid Cap Value Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Copper
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco U.S. Mid Cap Value Fund. Mr. Copper joined Invesco in 2010. He earned a B.A. in economics and political science from Tulane University and an M.B.A. from Baylor University.
John Mazanec
Portfolio manager, is lead manager of Invesco U.S. Mid Cap Value Fund. Mr. Mazanec joined Invesco in 2010. He earned a B.S. from DePauw University and an M.B.A. from Harvard University.

Sergio Marcheli
Portfolio manager, is manager of Invesco U.S. Mid Cap Value Fund. Mr. Marcheli joined Invesco in 2010. He earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.

5 Invesco U.S. Mid Cap Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class without Sales Charges since Inception
Fund data from 12/30/94, index data from 12/31/94
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Fund data from 7/17/98, index data from 7/31/98

Past performance cannot guarantee comparable future results.
     As noted earlier in this report, during the reporting period the Fund adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above.
     The performance data shown in the first chart above is that of the Fund’s Class Y shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class Y shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s Class A shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class A shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.

6 Invesco U.S. Mid Cap Value Fund

Average Annual Total Returns
As of 4/30/11, including maximum applicable
sales charges

Class A Shares

Inception (7/17/98)		7.54%

10	Years	6.49

5	Years	6.22

1	Year	12.86

Class B Shares

10	Years	6.46%

5	Years	6.31

1	Year	13.48

Class C Shares

10	Years	6.29%

5	Years	6.62

1	Year	17.48

Class Y Shares

Inception (12/30/94)		13.80%

10	Years	7.41

5	Years	7.78

1	Year	19.67
Effective June 1, 2010, Class I and Investment Class shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class Y shares and Class P shares were reorganized into Class A shares, of Invesco U.S. Mid Cap Value Fund. Returns shown above for Class Y and Class A shares are blended returns of the predecessor fund and Invesco U.S. Mid Cap Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class B and Class C shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class P shares restated to reflect the higher 12b-1 fees applicable to Class B and Class C shares, respectively. Class B and Class C share performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class P shares was July 17, 1998.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested

Average Annual Total Returns
As of 3/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (7/17/98)		7.46%

10	Years	7.23

5	Years	6.50

1	Year	18.78

Class B Shares

10	Years	7.20%

5	Years	6.58

1	Year	19.70

Class C Shares

10	Years	7.04%

5	Years	6.90

1	Year	23.73

Class Y Shares

Inception (12/30/94)		13.76%

10	Years	8.16

5	Years	8.06

1	Year	25.94
distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.22%, 1.97%, 1.97% and 0.97%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco U.S. Mid Cap Value Fund

Invesco U.S. Mid Cap Value Fund’s investment objective is to seek above-average total return over a market cycle of three to five years.
■	Unless otherwise stated, information presented in this report is as of April 30, 2011, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing
in the Fund
■	Common stock. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions.
■	Medium capitalization companies. Investing in securities of medium capitalization companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium capitalization companies and the industries in which they are focused are still evolving. Medium-sized companies often have less predictable earnings and more limited product lines, markets, distribution channels or financial resources. The market movements of equity securities of medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general.
■	Value investing style. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
■	Foreign and emerging market securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.
■	REITs. Real Estate Investment Trusts (REITs) are susceptible to risks associated with the ownership of real estate and the real estate industry in general. In addition, investments in REITs may involve duplication of management fees and certain other expenses. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund.
■	Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
■	The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	MMCAX
Class B Shares	MMCDX
Class C Shares	MMCCX
Class Y Shares	MPMVX

8 Invesco U.S. Mid Cap Value Fund

Schedule of Investments

April 30, 2011

	Shares	Value

Common Stocks & Other Equity Interests–93.49%(a)
Aerospace & Defense–2.54%
Goodrich Corp.	66,686	$5,893,042

Alternative Carriers–2.61%
TW Telecom, Inc.(b)	281,064	6,054,119

Asset Management & Custody Banks–2.08%
Northern Trust Corp.	96,588	4,828,434

Computer Hardware–1.94%
Diebold, Inc.	133,543	4,513,753

Data Processing & Outsourced Services–2.50%
Fidelity National Information Services, Inc.	175,190	5,798,789

Diversified Banks–1.68%
Comerica, Inc.	103,159	3,912,821

Electric Utilities–4.81%
Edison International	165,654	6,505,233

Great Plains Energy, Inc.	226,847	4,668,511

		11,173,744

Electronic Manufacturing Services–0.81%
Flextronics International Ltd. (Singapore)(b)	270,603	1,886,103

Food Distributors–1.74%
Sysco Corp.	139,460	4,031,789

Food Retail–1.82%
Safeway, Inc.	174,214	4,235,142

Health Care Distributors–1.02%
Henry Schein, Inc.(b)	32,357	2,364,326

Health Care Equipment–0.64%
Teleflex, Inc.	23,527	1,482,436

Health Care Facilities–4.45%
Brookdale Senior Living, Inc.(b)	202,344	5,511,851

HealthSouth Corp.(b)	188,640	4,834,843

		10,346,694

Heavy Electrical Equipment–1.60%
Babcock & Wilcox Co.(b)	117,993	3,706,160

Home Furnishings–1.81%
Mohawk Industries, Inc.(b)	69,893	4,196,376

Household Appliances–1.53%
Whirlpool Corp.	41,374	3,565,611

Housewares & Specialties–3.02%
Newell Rubbermaid, Inc.	367,558	7,005,656

Industrial Machinery–3.66%
Snap-On, Inc.	137,609	8,500,108

Insurance Brokers–4.07%
Marsh & McLennan Cos., Inc.	155,346	4,703,877

Willis Group Holdings PLC (United Kingdom)	114,758	4,741,800

		9,445,677

Integrated Oil & Gas–1.11%
Murphy Oil Corp.	33,319	2,581,556

Investment Banking & Brokerage–2.14%
Charles Schwab Corp. (The)	271,230	4,966,221

Motorcycle Manufacturers–2.73%
Harley-Davidson, Inc.	170,490	6,352,457

Multi-Utilities–3.09%
CenterPoint Energy, Inc.	155,146	2,885,715

Wisconsin Energy Corp.	137,923	4,304,577

		7,190,292

Office Electronics–2.78%
Zebra Technologies Corp.–Class A(b)	164,349	6,457,272

Office Services & Supplies–2.61%
Avery Dennison Corp.	145,011	6,052,759

Oil & Gas Exploration & Production–2.08%
Pioneer Natural Resources Co.	47,268	4,832,208

Oil & Gas Storage & Transportation–6.67%
El Paso Corp.	440,022	8,540,827

Williams Cos., Inc. (The)(c)	209,933	6,963,478

		15,504,305

Packaged Foods & Meats–2.15%
ConAgra Foods, Inc.	203,841	4,983,912

Paper Packaging–1.83%
Sonoco Products Co.	123,307	4,261,490

Personal Products–1.60%
Avon Products, Inc.	126,900	3,728,322

Property & Casualty Insurance–2.09%
ACE Ltd. (Switzerland)	72,170	4,853,433

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco U.S. Mid Cap Value Fund

	Shares	Value

Regional Banks–5.20%
BB&T Corp.	154,902	$4,169,962

First Horizon National Corp.	180,323	1,974,537

Wintrust Financial Corp.	113,831	3,834,966

Zions Bancorp.	86,108	2,105,341

		12,084,806

Restaurants–2.24%
Darden Restaurants, Inc.	111,031	5,215,126

Retail REIT’s–1.53%
Weingarten Realty Investors	135,000	3,565,350

Soft Drinks–1.04%
Coca-Cola Enterprises, Inc.	84,810	2,409,452

Specialty Chemicals–5.13%
Valspar Corp. (The)	122,906	4,831,435

W.R. Grace & Co.(b)	156,124	7,081,785

		11,913,220

Specialty Stores–2.09%
Staples, Inc.	229,910	4,860,297

Trucking–1.05%
Swift Transportation Co.(b)	173,067	2,428,130

Total Common Stocks & Other Equity Interests (Cost $185,697,684)		217,181,388

Money Market Funds–6.89%
Liquid Assets Portfolio–Institutional Class(d)	8,001,570	8,001,570

Premier Portfolio–Institutional Class(d)	8,001,571	8,001,571

Total Money Market Funds (Cost $16,003,141)		16,003,141

TOTAL INVESTMENTS–100.38% (Cost $201,700,825)		233,184,529

OTHER ASSETS LESS LIABILITIES–(0.38)%		(887,922)

NET ASSETS–100.00%		$232,296,607

Investment Abbreviation:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	A portion of this security is subject to call options written. See Note 1I and Note 4.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco U.S. Mid Cap Value Fund

Statement of Assets and Liabilities

April 30, 2011

Assets:
Investments, at value (Cost $185,697,684)	$217,181,388

Investments in affiliated money market funds, at value and cost	16,003,141

Total investments, at value (Cost $201,700,825)	233,184,529

Receivable for:
Fund shares sold	450,042

Dividends	192,337

Fund expenses absorbed	41,324

Investment for trustee deferred compensation and retirement plans	2,372

Other assets	42,647

Total assets	233,913,251

Liabilities:
Payable for:
Investments purchased	889,656

Fund shares reacquired	161,444

Options written, at value (premiums received $117,377)	437,750

Accrued fees to affiliates	80,519

Accrued other operating expenses	43,010

Trustee deferred compensation and retirement plans	4,265

Total liabilities	1,616,644

Net assets applicable to shares outstanding	$232,296,607

Net assets consist of:
Shares of beneficial interest	$209,406,033

Undistributed net investment income	489,409

Undistributed net realized gain (loss)	(8,762,166)

Unrealized appreciation	31,163,331

$232,296,607

Net Assets:
Class A	$56,566,823

Class B	$215,597

Class C	$382,496

Class Y	$175,131,691

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,416,083

Class B	5,435

Class C	9,643

Class Y	4,337,024

Class A:
Net asset value per share	$39.95

Maximum offering price per share
(Net asset value of $39.95 divided by 94.50%)	$42.28

Class B:
Net asset value and offering price per share	$39.67

Class C:
Net asset value and offering price per share	$39.67

Class Y:
Net asset value and offering price per share	$40.38

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco U.S. Mid Cap Value Fund

Statement of Operations

For the period October 1, 2010 to April 30, 2011 and the year ended September 30, 2010

	April 30,	September 30,
	2011	2010

Investment income:
Dividends	$1,807,871	$2,892,563

Dividends from affiliated money market funds	10,974	3,856

Total investment income	1,818,845	2,896,419

Expenses:
Advisory fees	837,837	1,104,600

Administrative services fees	29,041	94,128

Custodian fees	18,291	7,966

Distribution fees:
Class A	73,280	88,739

Class B	1,432	267

Class C	2,464	287

Class Y	—	5,657

Transfer agent fees	283,969	93,505

Trustees’ and officers’ fees and benefits	12,600	6,441

Other	95,678	122,688

Total expenses	1,354,592	1,524,278

Less: Fees waived	(53,755)	(8,110)

Net expenses	1,300,837	1,516,168

Net investment income	518,008	1,380,251

Realized and unrealized gain from:
Net realized gain from:
Investment securities (includes net gains of securities sold to affiliates of $386,343 and $13,225)	11,080,306	19,291,483

Options written	43,710	—

	11,124,016	19,291,483

Change in net unrealized appreciation (depreciation) of:
Investment securities	30,983,968	4,643,017

Options written	(320,373)	—

	30,663,595	4,643,017

Net realized and unrealized gain	41,787,611	23,934,500

Net increase in net assets resulting from operations	$42,305,619	$25,314,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco U.S. Mid Cap Value Fund

Statement of Changes in Net Assets

For the period October 1, 2010 to April 30, 2011 and the years ended September 30, 2010 and 2009

	April 30,	September 30,	September 30,
	2011	2010	2009

Operations:
Net investment income	$518,008	$1,380,251	$1,448,971

Net realized gain (loss)	11,124,016	19,291,483	(19,792,267)

Change in net unrealized appreciation	30,663,595	4,643,017	14,148,580

Net increase (decrease) in net assets resulting from operations	42,305,619	25,314,751	(4,194,716)

Distributions to shareholders from net investment income:
Class A	(183,349)	(215,361)	(444,462)

Class B	(947)	—	—

Class C	(1,856)	—	—

Class Y	(841,698)	(953,564)	(1,198,378)

Total distributions from net investment income	(1,027,850)	(1,168,925)	(1,642,840)

Share transactions–net:
Class A	4,934,889	6,817,640	6,693,906

Class B	3,727	158,831	—

Class C	126,299	169,317	—

Class Y	9,357,721	12,963,153	(3,772,958)

Net increase in net assets resulting from share transactions	14,422,636	20,108,941	2,920,948

Net increase (decrease) in net assets	55,700,405	44,254,767	(2,916,608)

Net assets:
Beginning of period	176,596,202	132,341,435	135,258,043

End of period (includes undistributed net investment income of $489,409, $1,011,357 and $806,883, respectively)	$232,296,607	$176,596,202	$132,341,435

Notes to Financial Statements

April 30, 2011

NOTE 1—Significant Accounting Policies

Invesco U.S. Mid Cap Value Fund, (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley U.S. Mid Cap Value Fund (the “Acquired Fund”), an investment portfolio of Morgan Stanley Institutional Fund Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Investment Class and Class I shares received Class Y shares of the Fund; holders of the Acquired Fund’s Class P shares received Class A shares of the Fund.
  Information for the Acquired Fund’s Investment Class and Class I shares prior to the Reorganization is included with Class Y shares and information for the Acquired Fund’s Class P shares prior to the Reorganization is included with Class A shares of the Fund throughout this report.
  On April 30, 2011, the Fund’s fiscal year-end changed from September 30 to April 30.
  The Fund’s investment objective is to seek above-average total return over a market cycle of three to five years.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

13        Invesco U.S. Mid Cap Value Fund

Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

14        Invesco U.S. Mid Cap Value Fund

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are paid semi-annually and distributions from net realized capital gain, if any, are paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Call Options Written and Purchased — The Fund may write and buy call options. A call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
J.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.72%

Over $1 billion	0.65%

15        Invesco U.S. Mid Cap Value Fund

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $697,287 to Morgan Stanley Investment Management Inc. (“MSIM”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.27%, 2.02%, 2.02% and 1.02%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the period October 1, 2010 to April 30, 2011 and the year ended September 30, 2010, the Adviser waived advisory fees of $53,755 and $2,061, respectively. MSIM waived advisory fees of $6,049 for the year ended September 30, 2010.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $77,416 to MSIM and JP Morgan Investor Services Co. For the period October 1, 2010 to April 30, 2011 and the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $86,180 to Morgan Stanley Services Company Inc., which served as the Acquired Fund’s transfer agent. For the period October 1, 2010 to April 30, 2011 and the year ended September 30, 2010, the expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees of $60,857 to Morgan Stanley Distribution Inc. (“MSDI”). For the period October 1, 2010 to April 30, 2011 and the year ended September 30, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period October 1, 2010 to April 30, 2011, IDI advised the Fund that IDI retained $1,018 in front-end sales commissions from the sale of Class A shares and $0, $504 and $1 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period June 1, 2010 to September 30, 2010, IDI advised the Fund that IDI retained $2,090 in front-end sales commissions from the sale of Class A shares and $0 from Class A, Class B and Class C shares for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

16        Invesco U.S. Mid Cap Value Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period October 1, 2010 to April 30, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$233,184,529	$—	$—	$233,184,529

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of April 30, 2011:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Equity risk/Options written	$—	$(437,750)

Effect of Derivative Instruments for the seven months ended April 30, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Options*

Realized Gain
Equity risk	$43,710

Change in Unrealized Appreciation (Depreciation)
Equity risk	(320,373)

Total	$(276,663)

*	The average value of options outstanding during the period was $(165,113).

Open Options Written
						Unrealized
	Contract	Strike	Number of	Premiums		Appreciation
Calls	Month	Price	Contracts	Received	Value	(Depreciation)

Williams Cos., Inc. (The)	May-11	$28	850	$117,377	$437,750	$(320,373)

Transactions During the Period
	Call Option Contracts
	Number of	Premiums
	Contracts	Received

Beginning of period	—	$—

Written	850	117,377

End of period	850	$117,377

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period October 1, 2010 to April 30, 2011, the Fund engaged in securities purchases of $257,491 and securities sales of $917,755, which resulted in net realized gains of $386,343 and for the year ended September 30, 2010, the Fund engaged in securities purchases of $0 and securities sales of $185,161, which resulted in net realized gains of $13,225.

17        Invesco U.S. Mid Cap Value Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period October 1, 2010 to April 30, 2011 and the year ended September 30, 2010, the Fund paid legal fees of $1,023 and $211, respectively for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the period October 1, 2010 to April 30, 2011 and the Years Ended September 30, 2010 and 2009:

	2011	2010	2009

Ordinary income	$1,027,850	$1,168,925	$1,642,840

Tax Components of Net Assets at Period-End:

As of April 30, 2011, the components of net assets on a tax basis were as follows:

April 30, 2011

Undistributed ordinary income	$493,323

Net unrealized appreciation — investments	31,239,054

Net unrealized appreciation (depreciation) — other investments	(320,373)

Temporary book/tax differences	(3,913)

Capital loss carryforward	(8,517,517)

Shares of beneficial interest	209,406,033

Total net assets	$232,296,607

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $11,286,137 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

April 30, 2017	$8,517,517

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

18        Invesco U.S. Mid Cap Value Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period October 1, 2010 to April 30, 2011 was $54,609,298 and $50,593,878, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$34,759,945

Aggregate unrealized (depreciation) of investment securities	(3,520,891)

Net unrealized appreciation of investment securities	$31,239,054

Cost of investments for tax purposes is $201,945,475.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on April 30, 2011, undistributed net realized gain (loss) was increased by $123,923,924, shares of beneficial interest decreased by $123,911,818 and undistributed net investment income decreased by $12,106. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Period ended		Year ended		Year ended
	April 30, 2011(a)		September 30, 2010		September 30, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	305,044	$11,105,853	611,764	$19,009,935	1,503,780	$31,782,988

Class B(b)	4,084	139,246	5,484	173,020	—	—

Class C(b)	10,129	348,196	5,815	182,369	—	—

Class Y	753,315	28,002,517	1,524,745	47,465,243	961,514	21,178,030

Issued as reinvestment of dividends:
Class A	4,437	158,881	7,629	215,361	22,378	444,193

Class B(b)	847	29,634	—	—	—	—

Class C(b)	51	1,814	—	—	—	—

Class Y	23,050	833,503	33,392	951,470	59,342	1,188,411

Automatic conversion of Class B shares to Class A shares:
Class A	816	28,649	75	2,384	—	—

Class B(b)	(820)	(28,649)	(75)	(2,384)	—	—

Reacquired:
Class A	(171,699)	(6,358,494)	(404,495)	(12,410,040)	(1,273,079)	(25,533,275)

Class B(b)	(3,712)	(136,504)	(373)	(11,805)	—	—

Class C(b)	(5,943)	(223,711)	(409)	(13,052)	—	—

Class Y	(518,264)	(19,478,299)	(1,151,888)	(35,453,560)	(1,220,627)	(26,139,399)

Net increase in share activity	401,335	$14,422,636	631,664	$20,108,941	53,308	$2,920,948

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 76% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, less than 1% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.
(b)	Commencement date of June 1, 2010.

19        Invesco U.S. Mid Cap Value Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends						net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	Net asset				Net assets,	with fee waivers		fee waivers		income to
	beginning	investment	realized and	investment	investment	value, end		Total		end of period	and/or expenses		and/or expenses		average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period		return(c)		(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Period ended 04/30/11	$32.63	$0.05	$7.41	$7.46	$(0.14)	$39.95		22.90%		$56,567	1.26	%(f)	1.30	%(f)	0.24	%(f)	26%
Year ended 09/30/10	27.71	0.22	4.90	5.12	(0.20)	32.63	(b)	18.58		41,681	1.17		1.18		0.72		60
Year ended 09/30/09	28.65	0.26	(0.93)	(0.67)	(0.27)	27.71	(b)	(2.28	)(e)	29,445	1.26	(g)	1.26	(g)	1.21	(g)	75
Year ended 09/30/08	36.26	0.20	(7.61)	(7.41)	(0.20)	28.65	(b)	(20.29)		23,190	1.15	(g)	1.15	(g)	0.61	(g)	64
Year ended 09/30/07	28.94	0.19	7.28	7.47	(0.15)	36.26	(b)	25.87		17,661	1.14	(g)	1.14	(g)	0.56	(g)	87
Year ended 09/30/06	25.48	0.13	3.43	3.56	(0.10)	28.94	(b)	14.02		13,144	1.15		1.15		0.48		66

Class B
Period ended 04/30/11	32.52	(0.11)	7.39	7.28	(0.13)	39.67		22.43		216	2.01	(f)	2.05	(f)	(0.51	)(f)	26
Year ended 09/30/10(h)	31.06	0.00	1.46	1.46	—	32.52	(b)	4.70		164	1.89	(i)	1.89	(i)	0.00	(i)	60

Class C
Period ended 04/30/11	32.54	(0.11)	7.37	7.26	(0.13)	39.67		22.35		382	2.01	(f)	2.05	(f)	(0.51	)(f)	26
Year ended 09/30/10(h)	31.06	0.00	1.48	1.48	—	32.54	(b)	4.76		176	1.89	(i)	1.89	(i)	0.00	(i)	60

Class Y
Period ended 04/30/11	32.99	0.11	7.48	7.59	(0.20)	40.38		23.08		175,132	1.01	(f)	1.05	(f)	0.49	(f)	26
Year ended 09/30/10	28.02	0.31	4.92	5.23	(0.26)	32.99	(b)	18.81		134,575	0.92		0.94		0.97		60
Year ended 09/30/09	28.95	0.31	(0.93)	(0.62)	(0.31)	28.02	(b)	(1.65	)(e)	97,897	1.00	(g)	1.00	(g)	1.41	(g)	75
Year ended 09/30/08	36.46	0.28	(7.54)	(7.26)	(0.25)	28.95	(b)	(20.07)		107,988	0.89	(g)	0.89	(g)	0.84	(g)	64
Year ended 09/30/07	29.09	0.27	7.32	7.59	(0.22)	36.46	(b)	26.19		151,610	0.89	(g)	0.89	(g)	0.80	(g)	87
Year ended 09/30/06	25.65	0.20	3.44	3.64	(0.20)	29.09	(b)	14.27		118,005	0.90		0.90		0.74		66

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Performance was positively impacted by approximately 1.16% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Fund’s past holdings. This was a one-time settlement and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return from Class A and Class Y shares would have been approximately (3.44)% and (2.81)%, respectively.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $50,466, $247, $424 and $158,163 for Class A, Class B, Class C and Class Y shares, respectively.
(g)	The ratios reflect the rebate of certain Fund expenses in connection with investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is 0.01% for the year ended September 30, 2009 and less than 0.005% for the years ended September 30, 2008 and 2007, respectively.
(h)	Commencement date of June 1, 2010.
(i)	Annualized.

20        Invesco U.S. Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco U.S. Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco U.S. Mid Cap Value Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period ended April 30, 2011 and the year ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 24, 2009 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

June 9, 2011
Houston, Texas

21        Invesco U.S. Mid Cap Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2010 through April 30, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/10)	(04/30/11)[1]	Period[2]	(04/30/11)	Period[2]	Ratio
A	1,000.00	$1,185.00	$6.88	$1,018.50	$6.36	1.27%

B	1,000.00	1,180.70	10.92	1,014.78	10.09	2.02

C	1,000.00	1,180.40	10.92	1,014.78	10.09	2.02

Y	1,000.00	1,186.20	5.53	1,019.74	5.11	1.02

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2010 through April 30, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22        Invesco U.S. Mid Cap Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the period ended April 30, 2011:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23        Invesco U.S. Mid Cap Value Fund

Trustees and Officers
The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	141	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	141	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1410 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Film Society Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	141	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	141	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National
				Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange- Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905 .
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
MS-USMCV-AR-1   Invesco Distributors, Inc.

Annual Report to Shareholders                               April 30, 2011

Invesco Van Kampen Mid Cap Growth Fund
Nasdaq:
A: VGRAX ▪ B: VGRBX ▪ C: VGRCX ▪ R: VGRRX ▪ Y: VGRDX ▪ Institutional: VGRJX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
14	Financial Statements
17	Financial Highlights
22	Notes to Financial Statements
29	Auditor's Report
30	Fund Expenses
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s 2010 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s leading asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2Invesco Van Kampen Mid Cap Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing and serving you.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Van Kampen Mid Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary
Please note that the fiscal year-end for the Fund has changed to April 30. Therefore, the period covered by this report is from March 31, 2010, the date of the last annual report, through April 30, 2011, the Fund’s new fiscal year-end.
     For the 13 months ended April 30, 2011, Invesco Van Kampen Mid Cap Growth Fund had positive double-digit returns and, at net asset value, outperformed its style-specific benchmark, the Russell Midcap Growth Index. Outperformance was driven primarily by stock selection in several sectors, including information technology (IT), energy and industrials.
     James Leach joined the Fund as lead portfolio manager on March 22, 2011, just before the close of the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 3/31/10 to 4/30/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	34.52%

Class B Shares	34.26

Class C Shares	33.52

Class R Shares	34.18

Class Y Shares	34.90

Institutional Class Shares	34.69

Russell Midcap Growth Index▼ (Broad Market/Style-Specific Index)	31.17

▼Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process emphasizes rigorous bottom-up analysis of individual companies, and we seek to invest in those with strong or improving fundamentals, attractive valuations relative to growth prospects and fair to conservative earnings expectations.
     To narrow our investment universe, we use a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.
     Our fundamental analysis focuses on identifying companies with strong drivers of growth. We conduct rigorous bottom-up analysis to develop higher conviction in each company’s growth prospects, and in so doing, construct a comprehensive framework through detailed discussions with company

Fund data as of 4/30/11

Portfolio Composition
By sector

Information Technology	23.1%

Industrials	19.5

Consumer Discretionary	17.0

Health Care	11.8

Energy	8.2

Materials	6.9

Financials	6.4

Telecommunication Services	3.3

Consumer Staples	1.3

Money Market Funds
Plus Other Assets Less Liabilities	2.5

Total Net Assets	$1.9 billion

Total Number of Holdings*	69
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Top 10 Equity Holdings*

1.	Coach, Inc.	2.5%

2.	Starwood Hotels
	& Resorts Worldwide, Inc.	2.5

3.	Navistar International Corp.	2.2

4.	Pioneer Natural Resources Co.	2.1

5.	Moody’s Corp.	2.0

6.	Hospira, Inc.	1.9

7.	Citrix Systems, Inc.	1.9

8.	NII Holdings, Inc.	1.9

9.	Foster Wheeler AG	1.9

10.	Universal Health Services, Inc.	1.8

management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also use a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.
     Risk management plays an important role in portfolio construction as we attempt to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.
     We consider selling a stock for any of the following reasons:
■	The price target set at purchase has been reached.

■	There is deterioration in fundamentals.

■	The catalysts for growth are no longer present or are reflected in the stock price.

■	We find a more attractive investment opportunity.

■	The stock no longer meets the investment criteria.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often overshadowed by concerns about high unemployment, a lack of consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve (the Fed) accommodation. After rising through April 2010, major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting fears of a “double-dip” recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing. Just as abruptly, however, the markets reversed course starting in September with the Fed’s announcement of the second round of “quantitative easing” (monetary accommodation) and rallied through mid-February. Equity market volatility then increased due to civil unrest in Egypt and Libya and the devastating earthquake and tsunami in Japan, but ended the fiscal year in positive territory with most major equity indexes posting gains. Most

4 Invesco Van Kampen Mid Cap Growth Fund

market sectors in the Fund and its benchmark also had positive performance for the reporting period.
     The Fund had double-digit absolute returns and, at net asset value, outperformed the Russell Midcap Growth Index during the reporting period. It outperformed by the widest margin in the IT, energy and industrials sectors, but underperformed in the consumer discretionary and consumer staples sectors.
     Driven by stock selection, the Fund outperformed the Russell Midcap Growth Index by the widest margin in the IT sector. The leading contributor to overall Fund performance was Chinese Internet search engine provider Baidu. Other key contributors in this sector included Internet services provider Akamai Technologies and customer relationship software maker salesforce.com. We sold our positions in Baidu and Akamai Technologies during the reporting period.
     The Fund also outperformed the index in the energy sector due to both stock selection and an overweight position. Significant contributors to Fund performance included oil and gas exploration and production firms Concho Resources and Oasis Petroleum and coal producer Alpha Natural Resources. We sold our position in Oasis Petroleum during the reporting period.
     Outperformance in the industrials sector was driven by stock selection. Key contributors included agricultural equipment maker AGCO and mining equipment maker Bucyrus International. We sold our position in Bucyrus International during the reporting period.
     Some of this outperformance was offset by underperformance in other sectors. The Fund underperformed the Russell Midcap Growth Index by the widest margin in the consumer discretionary sector due to stock selection. Within this sector, detractors from performance included online travel services provider priceline.com and for-profit education services providers Capella Education and Strayer Education. While we sold our positions in Capella Education and Strayer Education during the reporting period due to deteriorating fundamentals, we continued to own priceline.com.
     Another area of weakness for the Fund was the consumer staples sector, where our holdings generally underperformed those of the Russell Midcap Growth Index. Within this sector, detractors from relative performance included household products maker Church & Dwight and candy maker Hershey. We sold our positions in both companies during the reporting period due to deteriorating fundamentals.
     During the fiscal year, the most Significant changes to Fund positioning included an increased weighting in the industrials, telecommunication services, health care and energy sectors, and a decreased weighting in the consumer discretionary sector.
     As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We’d like to caution investors against making investment decisions based on short-term performance, and we thank you for your commitment to Invesco Van Kampen Mid Cap Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
James Leach
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Mid Cap Growth Fund. He began his investment career in 1993 and joined Invesco in 2011. Mr. Leach earned a B.S. in mechanical engineering from the University of California and an M.B.A. from New York University.

Fund data as of 3/31/11

Portfolio Composition
By sector

Information Technology	21.1%

Industrials	19.1

Consumer Discretionary	15.2

Health Care	13.2

Energy	7.5

Materials	6.6

Financials	5.9

Consumer Staples	2.9

Telecommunication Services	1.8

Money Market Funds

Plus Other Assets Less Liabilities	6.7

Total Net Assets	$1.8 billion

Total Number of Holdings*	102
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Top 10 Equity Holdings*

1.	Pioneer Natural Resources Co.	2.1%

2.	Amphenol Corp.	2.0

3.	Hospira, Inc.	2.0

4.	Affiliated Managers Group, Inc.	1.7

5.	AGCO Corp.	1.6

6.	Coach, Inc.	1.6

7.	Moody’s Corp.	1.6

8.	Starwood Hotels & Resorts Worldwide, Inc.	1.6

9.	Lam Research Corp.	1.6

10.	BorgWarner, Inc.	1.5

5 Invesco Van Kampen Mid Cap Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 12/27/95, index data from 12/31/95

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco Van Kampen Mid Cap Growth Fund

Average Annual Total Returns
As of 4/30/11, including maximum applicable
sales charges

Class A Shares

Inception (12/27/95)		12.81%

10	Years	6.38

5	Years	6.06

1	Year	21.38

Class B Shares

Inception (12/27/95)		12.82%

10	Years	6.41

5	Years	6.51

1	Year	23.23

Class C Shares

Inception (12/27/95)		12.42%

10	Years	6.19

5	Years	6.47

1	Year	26.52

Class R Shares

Inception (7/11/08)		12.17%

1	Year	28.17

Class Y Shares

Inception (8/12/05)		9.68%

5	Years	7.54

1	Year	28.76

Institutional Class Shares

10	Years	7.00%

5	Years	7.29

1	Year	28.59
Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Mid Cap Growth Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and

Average Annual Total Returns
As of 3/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (12/27/95)		12.57%

10	Years	6.95

5	Years	5.34

1	Year	21.93

Class B Shares

Inception (12/27/95)		12.58%

10	Years	6.98

5	Years	5.76

1	Year	23.72

Class C Shares

Inception (12/27/95)		12.19%

10	Years	6.76

5	Years	5.75

1	Year	27.11

Class R Shares

Inception (7/11/08)		10.86%

1	Year	28.72

Class Y Shares

Inception (8/12/05)		9.00%

5	Years	6.81

1	Year	29.33

Institutional Class Shares

10	Years	7.57%

5	Years	6.55

1	Year	29.09
includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating
expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.33%, 2.08%, 2.08%, 1.58%, 1.08% and 0.88%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8
accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the
Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 Invesco Van Kampen Mid Cap Growth Fund

Invesco Van Kampen Mid Cap Growth Fund’s investment objective is to seek capital growth.
■	Unless otherwise stated, information presented in this report is as of April 30, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund may engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fl uctuate substantially over time, sometimes suddenly and sharply. Convertible securities have risks associated with both common stocks and debt securities. Investments in debt securities are generally affected by changes in the interest rates and creditworthiness of the issuer. The price of such securities tend to fall as interest rates rise, and such declines tend to be greater for securities with longer maturities. The creditworthiness of the issuer may affect the issuer’s ability to make timely payments of interest and principal.

■	Risks of medium-sized companies. Medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

■	Growth investing risk. Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

■	Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fl uctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

■	Risks of investing in REITs. Investing in real estate investment trusts (REITs) makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Risks of derivatives. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

About indexes used in this report
■	The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not refl ect sales charges. Performance of the peer group, if applicable, refl ects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VGRAX
Class B Shares	VGRBX
Class C Shares	VGRCX
Class R Shares	VGRRX
Class Y Shares	VGRDX
Institutional Class Shares	VGRJX

8 Invesco Van Kampen Mid Cap Growth Fund

Schedule of Investments

April 30, 2011

	Shares	Value

Common Stocks–97.5%
Aerospace & Defense–1.3%
BE Aerospace, Inc.(a)	649,265	$25,055,136

Air Freight & Logistics–1.1%
UTi Worldwide, Inc. (British Virgin Islands)	959,739	21,507,751

Apparel, Accessories & Luxury Goods–2.5%
Coach, Inc.	810,002	48,446,220

Application Software–4.8%
Citrix Systems, Inc.(a)	428,515	36,140,955

Salesforce.com, Inc.(a)	249,860	34,630,596

TIBCO Software, Inc.(a)	692,418	20,765,616

		91,537,167

Asset Management & Custody Banks–1.7%
Affiliated Managers Group, Inc.(a)	299,512	32,670,769

Auto Parts & Equipment–3.2%
BorgWarner, Inc.(a)	384,785	29,720,794

Gentex Corp.	979,055	30,693,374

		60,414,168

Automotive Retail–1.5%
O’Reilly Automotive, Inc.(a)	480,111	28,355,356

Biotechnology–1.2%
United Therapeutics Corp.(a)	334,474	22,396,379

Broadcasting–1.6%
Discovery Communications, Inc., Class A(a)	669,737	29,642,560

Coal & Consumable Fuels–1.0%
Alpha Natural Resources, Inc.(a)(b)	321,645	18,710,090

Communications Equipment–4.0%
Acme Packet, Inc.(a)	243,612	20,124,787

F5 Networks, Inc.(a)	261,455	26,501,079

Finisar Corp.(a)	655,948	18,425,579

Sycamore Networks, Inc.	453,446	11,109,427

		76,160,872

Computer Storage & Peripherals–1.8%
NetApp, Inc.(a)	671,697	34,914,810

Construction & Engineering–1.9%
Foster Wheeler AG (Switzerland)(a)	1,003,023	35,677,528

Construction & Farm Machinery & Heavy Trucks–5.3%
AGCO Corp.(a)	507,340	29,212,637

Navistar International Corp.(a)	600,016	41,713,112

Terex Corp.(a)	866,653	30,142,192

		101,067,941

Consumer Finance–1.2%
Discover Financial Services	928,431	23,062,226

Department Stores–1.5%
Nordstrom, Inc.	620,107	29,486,088

Electrical Components & Equipment–1.7%
Cooper Industries PLC (Ireland)	485,691	32,031,321

Electronic Components–1.8%
Amphenol Corp., Class A	616,962	34,494,345

Health Care Equipment–1.9%
American Medical Systems Holdings, Inc.(a)	503,310	14,847,645

CareFusion Corp.(a)	744,953	21,879,269

		36,726,914

Health Care Facilities–2.8%
Brookdale Senior Living, Inc.(a)	690,253	18,802,492

Universal Health Services, Inc.	640,611	35,092,670

		53,895,162

Health Care Services–2.8%
DaVita, Inc.(a)	328,692	28,954,478

Quest Diagnostics, Inc.	431,114	24,306,207

		53,260,685

Hotels, Resorts & Cruise Lines–2.5%
Starwood Hotels & Resorts Worldwide, Inc.	790,724	47,103,429

Human Resource & Employment Services–1.5%
Robert Half International, Inc.	919,917	27,901,083

Industrial Gases–1.2%
Airgas, Inc.	331,042	22,990,867

Industrial Machinery–2.8%
Flowserve Corp.	215,247	27,254,575

Gardner Denver, Inc.	310,121	26,797,556

		54,052,131

Internet Retail–1.7%
Netflix, Inc.(a)	37,459	8,715,585

Priceline.com, Inc.(a)	44,393	24,283,415

		32,999,000

Internet Software & Services–1.0%
MercadoLibre, Inc.(b)	199,849	18,266,198

IT Consulting & Other Services–3.1%
Cognizant Technology Solutions Corp.(a)	337,140	27,948,906

Teradata Corp.(a)	538,160	30,093,907

		58,042,813

See accompanying Notes to the Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Mid Cap Growth Fund

	Shares	Value

Managed Health Care–1.1%
Aetna, Inc.	491,484	$20,337,608

Oil & Gas Equipment & Services–2.5%
Oil States International, Inc.(a)	306,020	25,402,720

Superior Energy Services, Inc.(a)	569,856	21,893,868

		47,296,588

Oil & Gas Exploration & Production–4.8%
Concho Resources, Inc.(a)	248,027	26,501,685

Pioneer Natural Resources Co.	389,390	39,807,340

Plains Exploration & Production Co.(a)	637,077	24,234,409

		90,543,434

Pharmaceuticals–1.9%
Hospira, Inc.(a)	650,470	36,901,163

Precious Metals & Minerals–1.9%
Silver Wheaton Corp. (Canada)	424,005	17,223,083

Stillwater Mining Co.(a)	838,627	19,129,082

		36,352,165

Real Estate Services–1.5%
Jones Lang LaSalle, Inc.	272,847	27,934,076

Semiconductor Equipment–1.0%
Lam Research Corp.(a)	399,477	19,298,734

Semiconductors–4.1%
Altera Corp.	613,362	29,870,729

Avago Technologies Ltd. (Singapore)	816,661	27,325,477

Cavium Networks, Inc.(a)(b)	422,613	19,955,786

		77,151,992

Specialized Finance–2.0%
Moody’s Corp.	948,798	37,135,954

Specialty Chemicals–3.8%
Albemarle Corp.	389,004	27,444,232

LyondellBasell Industries NV, Class A (Netherlands)(a)	453,159	20,165,576

Nalco Holding Co.	817,520	23,879,759

		71,489,567

Specialty Stores–3.8%
Dick’s Sporting Goods, Inc.(a)	674,966	27,626,358

Staples, Inc.	929,475	19,649,102

Ulta Salon Cosmetics & Fragrance, Inc.(a)	452,937	24,091,719

		71,367,178

Systems Software–1.6%
Check Point Software Technologies Ltd. (Israel)(a)	543,304	29,843,689

Trading Companies & Distributors–1.1%
WESCO International, Inc.(a)	338,374	20,962,269

Trucking–2.7%
Hertz Global Holdings, Inc.(a)	1,596,732	27,479,758

J.B. Hunt Transport Services, Inc.	518,997	24,745,777

		52,225,535

Wireless Telecommunication Services–3.3%
NII Holdings, Inc., Class B(a)	868,780	36,123,873

SBA Communications Corp., Class A(a)	696,368	26,900,696

		63,024,569

Total Long Term Investments–97.5% (Cost $1,575,291,624)		1,852,733,531

Money Market Funds–3.2%
Liquid Assets Portfolio–Institutional Class(c)	30,729,901	30,729,901

Premier Portfolio–Institutional Class(c)	30,729,901	30,729,901

Total Money Market Funds–3.2% (Cost $61,459,802)		61,459,802

Total Investments (excluding investments purchased with cash collateral from securities on loan)–100.7% (Cost $1,636,751,426)		1,914,193,333

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.8%
Liquid Assets Portfolio–Institutional Class(c)(d) (Cost $14,831,700)	14,831,700	14,831,700

TOTAL INVESTMENTS–101.5% (Cost $1,651,583,126)		1,929,025,033

LIABILITIES IN EXCESS OF OTHER ASSETS–(1.5)%		(28,975,258)

NET ASSETS–100.0%		$1,900,049,775

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at April 30, 2011.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loan. See Note 1F.

See accompanying Notes to the Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Mid Cap Growth Fund

Schedule of Investments

March 31, 2011

	Shares	Value

Common Stocks–93.3%
Aerospace & Defense–1.0%
BE Aerospace, Inc.(a)	209,297	$7,436,322

Goodrich Corp.	119,086	10,185,426

		17,621,748

Air Freight & Logistics–0.5%
Expeditors International of Washington, Inc.	92,859	4,655,950

UTi Worldwide, Inc. (British Virgin Islands)	230,529	4,665,907

		9,321,857

Apparel, Accessories & Luxury Goods–1.6%
Coach, Inc.	576,379	29,994,763

Application Software–4.6%
Autodesk, Inc.(a)	313,171	13,813,973

Citrix Systems, Inc.(a)	318,048	23,363,806

Salesforce.com, Inc.(a)	204,147	27,269,956

TIBCO Software, Inc.(a)	692,418	18,868,391

VanceInfo Technologies, Inc.–ADR (Cayman Islands)(a)(b)	4,274	134,246

		83,450,372

Asset Management & Custody Banks–1.7%
Affiliated Managers Group, Inc.(a)	279,409	30,558,962

Auto Parts & Equipment–2.2%
BorgWarner, Inc.(a)	353,196	28,146,189

Gentex Corp.	407,925	12,339,732

		40,485,921

Automotive Retail–1.2%
O’Reilly Automotive, Inc.(a)	389,784	22,396,989

Biotechnology–1.6%
Human Genome Sciences, Inc.(a)	359,600	9,871,020

United Therapeutics Corp.(a)	300,497	20,139,309

		30,010,329

Broadcasting–1.3%
Discovery Communications, Inc., Class A(a)	458,324	18,287,128

Discovery Communications, Inc., Class C(a)	151,602	5,337,906

		23,625,034

Casinos & Gaming–0.6%
MGM Resorts International(a)	848,963	11,163,863

Coal & Consumable Fuels–1.0%
Alpha Natural Resources, Inc.(a)(b)	321,430	19,083,299

Communications Equipment–2.4%
Acme Packet, Inc.(a)	202,020	14,335,340

F5 Networks, Inc.(a)	176,602	18,114,067

Finisar Corp.(a)	448,270	11,027,442

Sycamore Networks, Inc.	30,884	754,496

		44,231,345

Computer Storage & Peripherals–0.9%
NetApp, Inc.(a)	348,623	16,796,656

Construction & Engineering–1.2%
Foster Wheeler AG (Switzerland)(a)	607,036	22,836,694

Construction & Farm Machinery & Heavy Trucks–4.5%
AGCO Corp.(a)	546,426	30,037,037

Navistar International Corp.(a)	389,520	27,005,422

Terex Corp.(a)	673,568	24,948,959

		81,991,418

Consumer Finance–1.4%
Discover Financial Services	1,061,767	25,609,820

Data Processing & Outsourced Services–0.5%
Alliance Data Systems Corp.(a)(b)	110,233	9,467,912

Department Stores–2.2%
Macy’s, Inc.	508,198	12,328,884

Nordstrom, Inc.	620,107	27,830,402

		40,159,286

Electrical Components & Equipment–2.2%
Cooper Industries PLC (Ireland)	368,509	23,916,234

Regal-Beloit Corp.	213,810	15,785,592

		39,701,826

Electronic Components–2.0%
Amphenol Corp., Class A	679,590	36,962,900

Fertilizers & Agricultural Chemicals–0.3%
Intrepid Potash, Inc.(a)	133,088	4,634,124

Health Care Equipment–2.6%
American Medical Systems Holdings, Inc.(a)	965,876	20,901,557

CareFusion Corp.(a)	730,431	20,598,154

NuVasive, Inc.(a)	262,924	6,657,236

		48,156,947

See accompanying Notes to the Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Mid Cap Growth Fund

	Shares	Value

Health Care Facilities–2.5%
Brookdale Senior Living, Inc.(a)	690,253	$19,327,084

Universal Health Services, Inc.	553,384	27,342,703

		46,669,787

Health Care Services–2.4%
DaVita, Inc.(a)	268,937	22,996,803

Quest Diagnostics, Inc.	367,256	21,198,016

		44,194,819

Hotels, Resorts & Cruise Lines–2.9%
Ctrip.com International Ltd.–ADR (Cayman Islands)(a)	197,961	8,213,402

Marriott International, Inc., Class A	454,969	16,187,797

Starwood Hotels & Resorts Worldwide, Inc.	506,757	29,452,717

		53,853,916

Household Products–0.6%
Church & Dwight Co., Inc.	131,885	10,463,756

Human Resource & Employment Services–1.7%
Manpower, Inc.	64,852	4,077,894

Robert Half International, Inc.	898,419	27,491,621

		31,569,515

Industrial Machinery–2.7%
Flowserve Corp.	189,401	24,394,849

Gardner Denver, Inc.	265,045	20,681,461

Kennametal, Inc.	117,817	4,594,863

		49,671,173

Internet Retail–0.6%
Priceline.com, Inc.(a)	23,057	11,676,987

Internet Software & Services–1.4%
Akamai Technologies, Inc.(a)	72,475	2,754,050

MercadoLibre, Inc.(b)	222,314	18,147,492

VeriSign, Inc.	113,836	4,122,001

		25,023,543

IT Consulting & Other Services–2.6%
Cognizant Technology Solutions Corp.(a)	288,268	23,465,015

Teradata Corp.(a)	471,324	23,896,127

		47,361,142

Life Sciences Tools & Services–0.8%
Pharmaceutical Product Development, Inc.	507,951	14,075,322

Managed Health Care–1.1%
Aetna, Inc.	526,434	19,704,425

Metal & Glass Containers–1.2%
Crown Holdings, Inc.(a)	559,819	21,597,817

Oil & Gas Equipment & Services–1.4%
Oil States International, Inc.(a)	293,467	22,344,577

Superior Energy Services, Inc.(a)	97,693	4,005,413

		26,349,990

Oil & Gas Exploration & Production–5.0%
Concho Resources, Inc.(a)	252,869	27,132,844

Continental Resources, Inc.(a)	192,889	13,785,777

Oasis Petroleum, Inc.(a)	42,730	1,351,122

Pioneer Natural Resources Co.	370,341	37,745,155

Plains Exploration & Production Co.(a)	331,465	12,008,977

		92,023,875

Packaged Foods & Meats–1.1%
Hershey Co.	146,014	7,935,861

Sanderson Farms, Inc.(b)	275,785	12,664,047

		20,599,908

Pharmaceuticals–2.2%
Hospira, Inc.(a)	650,470	35,905,944

Shire PLC–ADR (Jersey)	48,048	4,184,981

		40,090,925

Precious Metals & Minerals–1.8%
Silver Wheaton Corp. (Canada)	380,367	16,492,713

Stillwater Mining Co.(a)	729,578	16,729,224

		33,221,937

Publishing–0.5%
McGraw-Hill Cos., Inc.	233,693	9,207,504

Real Estate Services–1.2%
CB Richard Ellis Group, Inc.(a)	549,377	14,668,366

Jones Lang LaSalle, Inc.	72,967	7,277,729

		21,946,095

Research & Consulting Services–0.8%
IHS, Inc., Class A(a)	162,171	14,392,676

Restaurants–0.5%
Buffalo Wild Wings, Inc.(a)	150,713	8,203,309

Security & Alarm Services–0.8%
Corrections Corp. of America(a)	585,386	14,283,418

Semiconductor Equipment–1.6%
Lam Research Corp.(a)	502,851	28,491,538

Teradyne, Inc.(a)	33,306	593,180

		29,084,718

Semiconductors–3.6%
Altera Corp.	369,435	16,262,529

Avago Technologies Ltd. (Singapore)	797,605	24,805,515

See accompanying Notes to the Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Mid Cap Growth Fund

	Shares	Value

Semiconductors–(continued)

Cavium Networks, Inc.(a)	278,963	$12,533,808

TriQuint Semiconductor, Inc.(a)	959,610	12,388,565

		65,990,417

Specialized Finance–1.6%
Moody’s Corp.	874,396	29,650,768

Specialty Chemicals–3.3%
Albemarle Corp.	398,813	23,837,053

LyondellBasell Industries NV, Class A (Netherlands)(a)	451,036	17,838,474

Nalco Holding Co.	659,088	17,999,693

		59,675,220

Specialty Stores–2.7%
Dick’s Sporting Goods, Inc.(a)	260,037	10,396,279

Staples, Inc.	905,142	17,577,858

Ulta Salon Cosmetics & Fragrance, Inc.(a)	452,937	21,799,858

		49,773,995

Systems Software–1.3%
Check Point Software Technologies Ltd. (Israel)(a)	455,586	23,257,665

Technology Distributors–0.3%
Avnet, Inc.(a)	180,532	6,154,336

Trading Companies & Distributors–1.2%
WESCO International, Inc.(a)	338,863	21,178,938

Trucking–2.6%
Hertz Global Holdings, Inc.(a)	1,417,388	22,153,775

J.B. Hunt Transport Services, Inc.	507,217	23,037,796

Swift Transportation Co.(a)	212,087	3,117,679

		48,309,250

Wireless Telecommunication Services–1.8%
NII Holdings, Inc., Class B(a)	489,288	20,388,631

SBA Communications Corp., Class A(a)	322,490	12,796,403

		33,185,034

Total Long Term Investments–93.3% (Cost $1,462,568,953)		1,710,704,245

Money Market Funds–3.2%
Liquid Assets Portfolio–Institutional Class(c)	29,824,400	29,824,400

Premier Portfolio–Institutional Class(c)	29,824,400	29,824,400

Total Money Market Funds–3.2% (Cost $59,648,800)		59,648,800

Total Investments (excluding investments purchased with cash collateral from securities on loan)–96.5% (Cost $1,522,217,753)		1,770,353,045

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.8%
Liquid Assets Portfolio–Institutional Class(c)(d)
(Cost $32,534,240)	32,534,240	32,534,240

TOTAL INVESTMENTS–98.3% (Cost $1,554,751,993)		1,802,887,285

OTHER ASSETS IN EXCESS OF LIABILITIES–1.7%		31,080,926

NET ASSETS–100.0%		$1,833,968,211

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at March 31, 2011.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1F.

See accompanying Notes to the Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Mid Cap Growth Fund

Statement of Assets and Liabilities

April 30, 2011 and March 31, 2011

	April 30,	March 31,
	2011	2011

Assets:
Investments at value (Cost $1,575,291,624 and $1,462,568,953)*	$1,852,733,531	$1,710,704,245

Investments in affiliated money markets, at value and cost	76,291,502	92,183,040

Total investments, at value (Cost $1,651,583,126 and $1,554,751,993)	1,929,025,033	1,802,887,285

Cash	-0-	6,371

Receivables:
Investments sold	391,676	392,862,639

Fund shares sold	4,539,402	1,281,451

Dividends	9,179	611,167

Other	46,524	10,270

Total assets	1,934,011,814	2,197,659,183

Liabilities:
Payables:
Investments purchased	13,562,173	325,600,611

Collateral upon return of securities loaned	14,831,700	32,534,240

Fund shares repurchased	3,656,123	3,421,446

Accrued fees to affiliates	1,535,937	1,635,855

Accrued other operating expenses	357,770	477,601

Trustees’ deferred compensation and retirement plans	18,336	21,219

Total liabilities	33,962,039	363,690,972

Net assets	$1,900,049,775	$1,833,968,211

Net assets consist of:
Shares of beneficial interest	$1,549,574,779	$1,561,633,450

Unrealized appreciation	277,441,907	248,135,292

Undistributed net investment income (loss)	(23,642)	(21,219)

Undistributed net realized gain	73,056,731	24,220,688

Net assets	$1,900,049,775	$1,833,968,211

Maximum offering price per share:
Class A shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest issued and outstanding of $1,539,895,284 and 46,448,736 at April 30, 2011 and $1,485,887,999 and 46,741,030 at March 31, 2011)	$33.15	$31.79

Maximum sales charge (5.50% of offering price)	1.93	1.85

Maximum offering price to public	$35.08	$33.64

Class B shares:
Net asset value and offering price per share (based on net assets and shares of beneficial interest issued and outstanding of $167,946,746 and 5,770,021 at April 30, 2011 and $165,821,623 and 5,940,802 at March 31, 2011)	$29.11	$27.91

Class C shares:
Net asset value and offering price per share (based on net assets and shares of beneficial interest issued and outstanding of $132,884,752 and 4,641,551 at April 30, 2011 and $128,536,232 and 4,679,245 at March 31, 2011)	$28.63	$27.47

Class R shares:
Net asset value and offering price per share (based on net assets and shares of beneficial interest issued and outstanding of $12,442,589 and 377,749 at April 30, 2011 and $11,741,624 and 371,675 at March 31, 2011)	$32.94	$31.59

Class Y shares:
Net asset value and offering price per share (based on net assets and shares of beneficial interest issued and outstanding of $46,866,621 and 1,392,272 at April 30, 2011 and $41,967,521 and 1,300,528 at March 31, 2011)	$33.66	$32.27

Institutional Class shares:
Net asset value and offering price per share (based on net assets and shares of beneficial interest issued and outstanding of $13,783 and 409.7 at April 30, 2011 and $13,212 and 409.7 at March 31, 2011)	$33.64	$32.24

*	At April 30, 2011 and March 31, 2011, securities with an aggregate value of $14,914,185 and $31,449,164 were on loan to brokers, respectively.

See accompanying Notes to the Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Mid Cap Growth Fund

Statement of Operations

For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011

	For one	For the
	month ended	year ended
	April 30,	March 31,
	2011	2011

Investment income:
Dividends (net of foreign withholding taxes of $0 and $157,558)	$239,666	$11,791,440

Dividends from affiliated money market funds	9,208	96,107

Interest	-0-	70,461

Income from securities loaned	18,587	104,669

Total income	267,461	12,062,677

Expenses:
Advisory fees	1,047,247	12,237,573

Transfer agent fees — A,B,C,R and Y	423,800	5,028,050

Transfer agent fees — Institutional	-0-	3,921

Distribution fees
Class A	306,755	3,420,680

Class B	44,110	991,531

Class C	106,222	1,158,272

Class R	4,909	35,365

Administrative services fees	36,150	381,246

Custodian fees	4,109	122,969

Trustees’ and officer’s fees and benefits	2,825	59,373

Other	41,337	566,499

Total expenses	2,017,464	24,005,479

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	7,937	101,226

Net expenses	2,009,527	23,904,253

Net investment income (loss)	(1,742,066)	(11,841,576)

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	50,575,686	474,128,377

Foreign currency transactions	-0-	(97,990)

Net realized gain	50,575,686	474,030,387

Unrealized appreciation (depreciation):
Beginning of the period	248,135,292	274,713,485

End of the period	277,441,907	248,135,292

Net unrealized appreciation (depreciation) during the period	29,306,615	(26,578,193)

Net realized and unrealized gain	79,882,301	447,452,194

Net increase in net assets from operations	$78,140,235	$435,610,618

See accompanying Notes to the Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Mid Cap Growth Fund

Statement of Changes in Net Assets

For the period April 1 to April 30, 2011 and the years ended March 31, 2011 and 2010

	For the	For the	For the
	one month ended	year ended	year ended
	April 30,	March 31,	March 31,
	2011	2011	2010

From investment activities:
Operations:
Net investment income (loss)	$(1,742,066)	$(11,841,576)	$(9,171,791)

Net realized gain (loss)	50,575,686	474,030,387	(82,867,408)

Net unrealized appreciation (depreciation) during the period	29,306,615	(26,578,193)	919,440,150

Net change in net assets from investment activities	78,140,235	435,610,618	827,400,951

From capital transactions:
Proceeds from shares sold	28,779,269	425,939,950	438,495,560

Cost of shares repurchased	(40,837,940)	(953,424,773)	(511,320,187)

Net change in net assets from capital transactions	(12,058,671)	(527,484,823)	(72,824,627)

Total increase (decrease) in net assets	66,081,564	(91,874,205)	754,576,324

Net assets:
Beginning of the period	1,833,968,211	1,925,842,416	1,171,266,092

End of the period (including undistributed net investment income (loss) of $(23,642) $(21,219) and $(1,950,264), respectively)	$1,900,049,775	$1,833,968,211	$1,925,842,416

See accompanying Notes to the Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Mid Cap Growth Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	One month
	ended
	April 30,		Year ended March 31,
	2011		2011		2010		2009		2008		2007

Net asset value, beginning of the period	$31.79		$24.65		$14.37		$25.07		$26.68		$27.26

Net investment income (loss)(a)	(0.03)		(0.16)		(0.10)		(0.11)		(0.03)		(0.06)

Net realized and unrealized gain (loss)	1.39		7.30		10.38		(10.43)		1.48		0.85

Total from investment operations	1.36		7.14		10.28		(10.54)		1.45		0.79

Less:
Distributions from net realized gain	-0-		-0-		-0-		0.16		3.06		1.37

Return of capital distributions	-0-		-0-		-0-		0.00	(d)	-0-		-0-

Total distributions	-0-		-0-		-0-		0.16		3.06		1.37

Net asset value, end of the period	$33.15		$31.79		$24.65		$14.37		$25.07		$26.68

Total return	4.28	%(b)	28.97	%(b)	71.54	%(c)	(42.02	)%(c)	3.87	%(c)	2.99	%(c)

Net assets at end of the period (000’s omitted)	$1,539,895		$1,485,888		$1,441,286		$848,832		$1,154,865		$1,025,386

Portfolio turnover(e)	21%		162%		25%		29%		60%		61%

Ratios based on average net assets:
Ratio of expenses:
With fee waivers and/or expense absorbed	1.28	%(g)	1.29	%(f)	1.24%		1.19%		1.21%		1.26%

Without fee waivers and expense absorbed	1.28	%(g)	1.29	%(f)	1.31%		1.40%		N/A		N/A

Ratio of net investment income (loss)	(1.10	)%(g)	(0.61	)%(f)	(0.49)%		(0.58)%		(0.09)%		(0.25)%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charge and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Amount is less than $0.01.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
(f)	Ratios are based on average daily net assets (000’s omitted) of 1,368,668.
(g)	Ratios are annualized and based on average daily net assets (000’s omitted) of 1,492,876.
N/A=Not Applicable

See accompanying Notes to the Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Mid Cap Growth Fund

Financial Highlights—(continued)

	Class B Shares
	One month
	ended
	April 30,		Year ended March 31,
	2011		2011		2010		2009		2008		2007

Net asset value, beginning of the period	$27.91		$21.69		$12.68		$22.24		$24.07		$24.92

Net investment income (loss)(a)	(0.03)		(0.20)		(0.13)		(0.16)		(0.16)		(0.24)

Net realized and unrealized gain (loss)	1.23		6.42		9.14		(9.24)		1.39		0.76

Total from investment operations	1.20		6.22		9.01		(9.40)		1.23		0.52

Less:
Distributions from net realized gain	-0-		-0-		-0-		0.16		3.06		1.37

Return of capital distributions	-0-		-0-		-0-		0.00	(d)	-0-		-0-

Total distributions	-0-		-0-		-0-		0.16		3.06		1.37

Net asset value, end of the period	$29.11		$27.91		$21.69		$12.68		$22.24		$24.07

Total return	4.30	%(b)(i)	28.68	%(b)(g)	71.06	%(c)(j)	(42.24	)%(c)(j)	3.36	%(c)(j)	2.18	%(c)

Net assets at end of the period (000’s omitted)	$167,947		$165,822		$224,558		$168,132		$164,016		$175,041

Portfolio turnover(e)	21%		162%		25%		29%		60%		61%

Ratios based on average net assets:
Ratio of expenses:
With fee waivers and/or expense absorbed	1.35	%(h)(i)	1.53	%(f)(g)	1.50	%(j)	1.58	%(j)	1.73	%(j)	2.02%

Without fee waivers and expense absorbed	1.35	%(h)(i)	1.53	%(f)(g)	1.57	%(j)	1.81	%(j)	N/A		N/A

Ratio of net investment income (loss)	(1.17	)%(h)(i)	(0.85	)%(f)(g)	(0.74	)%(j)	(0.94	)%(j)	(0.60	)%(j)	(1.02)%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charge and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Amount is less than $0.01.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
(f)	Ratios are based on average daily net assets (000’s omitted) of 199,983.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.49%.
(h)	Ratios are annualized and based on average daily net assets (000’s omitted) of 166,150.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.32%.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
N/A=Not Applicable

See accompanying Notes to the Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Mid Cap Growth Fund

Financial Highlights—(continued)

	Class C Shares
	One month
	ended
	April 30,		Year ended March 31,
	2011		2011		2010		2009		2008		2007

Net asset value, beginning of the period	$27.47		$21.45		$12.60		$22.19		$24.08		$24.92

Net investment income (loss)(a)	(0.04)		(0.32)		(0.23)		(0.23)		(0.22)		(0.24)

Net realized and unrealized gain (loss)	1.20		6.34		9.08		(9.20)		1.39		0.77

Total from investment operations	1.16		6.02		8.85		(9.43)		1.17		0.53

Less:
Distributions from net realized gain	-0-		-0-		-0-		0.16		3.06		1.37

Return of capital distributions	-0-		-0-		-0-		0.00	(d)	-0-		-0-

Total distributions	-0-		-0-		-0-		0.16		3.06		1.37

Net asset value, end of the period	$28.63		$27.47		$21.45		$12.60		$22.19		$24.08

Total return	4.22	%(b)	28.07	%(b)	70.24	%(c)	(42.47	)%(c)	3.10	%(c)	2.22	%(c)

Net assets at end of the period (000’s omitted)	$132,885		$128,536		$112,608		$69,522		$103,250		$91,174

Portfolio turnover(e)	21%		162%		25%		29%		60%		61%

Ratios based on average net assets:
Ratio of expenses:
With fee waivers and/or expense absorbed	2.03	%(g)	2.04	%(f)	1.99%		1.94%		1.97%		2.02%

Without fee waivers and expense absorbed	2.03	%(g)	2.04	%(f)	2.06%		2.15%		N/A		N/A

Ratio of net investment income (loss)	(1.85	)%(g)	(1.36	)%(f)	(1.24)%		(1.33)%		(0.84)%		(1.01)%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charge and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Amount is less than $0.01.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
(f)	Ratios are based on average daily net assets (000’s omitted) of 115,897.
(g)	Ratios are annualized and based on average daily net assets (000’s omitted) of 129,237.
N/A=Not Applicable

See accompanying Notes to the Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Mid Cap Growth Fund

Financial Highlights—(continued)

	Class R Shares
	One month						July 11, 2008
	ended		Year ended		Year ended		(Commencement
	April 30,		March 31,		March 31,		of Operations) to
	2011		2011		2010		March 31, 2009

Net asset value, beginning of the period	$31.59		$24.55		$14.35		$24.15

Net investment income (loss)(a)	(0.04)		(0.24)		(0.22)		(0.08)

Net realized and unrealized gain (loss)	1.39		7.28		10.42		(9.56)

Total from investment operations	1.35		7.04		10.20		(9.64)

Less:
Distributions from net realized gain	-0-		-0-		-0-		0.16

Return of capital distributions	-0-		-0-		-0-		-0-

Total distributions	-0-		-0-		-0-		0.16

Net asset value, end of the period	$32.94		$31.59		$24.55		$14.35

Total return	4.27	%(b)	28.68	%(b)	71.08	%(c)	(39.89	)%(c)*

Net assets at end of the period (000’s omitted)	$12,443		$11,742		$4,118		$99

Portfolio turnover(d)	21%		162%		25%		29%

Ratios based on average net assets:
Ratio of expenses:
With fee waivers and/or expense absorbed	1.53	%(f)	1.54	%(e)	1.49%		1.44%

Without fee waivers and expense absorbed	1.53	%(f)	1.54	%(e)	1.56%		1.76%

Ratio of net investment income (loss)	(1.35	)%(f)	(0.86	)%(e)	(0.96)%		(0.66)%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charge and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
(e)	Ratios are based on average daily net assets (000’s omitted) of 7,104.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of 11,945.
*	Non-Annualized

See accompanying Notes to the Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Mid Cap Growth Fund

Financial Highlights—(continued)

	Class Y Sharesˆ
	One month
	ended
	April 30,		Year ended March 31,
	2011		2011		2010		2009		2008		2007

Net asset value, beginning of the period	$32.27		$24.96		$14.52		$25.26		$26.80		$27.30

Net investment income (loss)(a)	(0.02)		(0.09)		(0.05)		(0.06)		0.04		0.01

Net realized and unrealized gain (loss)	1.41		7.40		10.49		(10.52)		1.48		0.86

Total from investment operations	1.39		7.31		10.44		(10.58)		1.52		0.87

Less:
Distributions from net realized gain	-0-		-0-		-0-		0.16		3.06		1.37

Return of capital distributions	-0-		-0-		-0-		0.00	(d)	-0-		-0-

Total distributions	-0-		-0-		-0-		0.16		3.06		1.37

Net asset value, end of the period	$33.66		$32.27		$24.96		$14.52		$25.26		$26.80

Total return	4.31	%(b)	29.29	%(b)	71.90	%(c)	(41.86	)%(c)	4.12	%(c)	3.28	%(c)

Net assets at end of the period (000’s omitted)	$46,867		$41,968		$143,273		$84,681		$89,448		$10,240

Portfolio turnover(e)	21%		162%		25%		29%		60%		61%

Ratios based on average net assets:
Ratio of expenses:
With fee waivers and/or expense absorbed	1.03	%(g)	1.04	%(f)	0.99%		0.94%		0.98%		1.02%

Without fee waivers and expense absorbed	1.03	%(g)	1.04	%(f)	1.06%		1.15%		N/A		N/A

Ratio of net investment income (loss)	(0.85	)%(g)	(0.36	)%(f)	(0.24)%		(0.31)%		0.14%		0.05%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Amount is less than $0.01.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
(f)	Ratios are based on average daily net assets (000’s omitted) of $67,618.
(g)	Ratios are annualized and based on average daily net assets (000’s omitted) of 44,626.
ˆ	On June 1, 2010, Class I Shares of the predecessor fund were reorganized into Class Y Shares of the Fund.
N/A=Not Applicable

See accompanying Notes to the Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Mid Cap Growth Fund

Financial Highlights—(continued)

	Institutional Class Shares
	One month		June 1, 2010
	ended		(Commencement
	April 30,		of Operations) to
	2011		March 31, 2011

Net asset value, beginning of the period	$32.24		24.57

Net investment income (loss)(a)	(0.02)		(0.05)

Net realized and unrealized gain	1.42		7.72

Total from investment operations	1.40		7.67

Net asset value, end of the period	$33.64		$32.24

Total return(b)	4.34%		31.22%

Net assets at end of the period (000’s omitted)	$14		$13

Portfolio turnover(c)	21%		162%

Ratios based on average net assets:
Ratio of expenses:
With fee waivers and/or expense absorbed	0.85	%(e)	0.82	%(d)

Without fee waivers and expense absorbed	0.85	%(e)	0.82	%(d)

Ratio of net investment income (loss)	(0.67	)%(e)	(0.26	)%(d)

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $9,420.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $13.

Notes to Financial Statements

April 30, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Mid Cap Growth Fund, (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Mid Cap Growth Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Equity Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C, Class R and Class I shares received Class A, Class B, Class C, Class R and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  On April 30, 2011, the Fund’s fiscal year-end changed from March 31 to April 30.
  The Fund’s investment objective is to seek capital growth.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

22        Invesco Van Kampen Mid Cap Growth Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be

23        Invesco Van Kampen Mid Cap Growth Fund

evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
G.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks

24        Invesco Van Kampen Mid Cap Growth Fund

associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $2,207,970 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.40%, 2.15%, 2.15%, 1.65%, 1.15% and 1.15%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the period April 1, 2011 to April 30, 2011 and the period June 1, 2010 to March 31, 2011, the Adviser waived advisory fees of $7,033 and $101,226, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $26,310 to VKII. For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $9,695 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period June 1, 2010 to March 31, 2011, IIS was paid $4,676,549 for providing such services. Prior to the Reorganization, the Acquired Fund paid $230,738 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B, Class C and Class R shares. Pursuant to such agreements, the Acquired Fund paid $1,026,403 to VKFI.

25        Invesco Van Kampen Mid Cap Growth Fund

  For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period April 1, 2011 to April 30, 2011, IDI advised the Fund that IDI retained $26,428 in front-end sales commissions from the sale of Class A shares and $7, $11,281 and $214 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period June 1, 2010 to March 31, 2011, IDI advised the Fund that IDI retained $128,027 in front-end sales commissions from the sale of Class A shares and $6,319, $186,739 and $7,788 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $48,112 in front-end sales commissions from the sale of Class A shares and $52,038, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2011 and March 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period April 1, 2011 to April 30, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,929,025,033	$—	$—	$1,929,025,033

  During the year ended March 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,802,887,285	$—	$—	$1,802,887,285

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the one month period ended April 30, 2011 and the year ended March 31, 2011, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $904 and $0, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period April 1, 2011 to April 30, 2011 and the period June 1, 2010 to March 31, 2011, the Fund paid legal fees of $811 and $2,269, respectively for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $0 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

26        Invesco Van Kampen Mid Cap Growth Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Components of Net Assets at Period-End:

	April 30, 2011	March 31, 2011

Undistributed ordinary income	$36,361,878	$—

Undistributed long-term gain	70,601,943	61,654,149

Net unrealized appreciation — investments	275,224,279	245,329,972

Temporary book/tax differences	(23,642)	(21,219)

Capital loss carryforward	(31,689,462)	(34,628,141)

Shares of beneficial interest	1,549,574,779	1,561,633,450

Total net assets	$1,900,049,775	$1,833,968,211

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $2,938,679 and $324,885,029, respectively, of capital loss carryforward in the period ended April 30, 2011 and the year ended March 31, 2011 to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2011 and March 31, 2011 which expires as follows:

Capital Loss Carryforward*
Expiration	April 30, 2011	March 31, 2011

April 30, 2016	$31,689,462	$34,628,141

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period April 1, 2011 to April 30, 2011 was $437,220,689 and $375,023,123 and the year ended March 31, 2011 was $2,689,929,495 and $4,203,278,133, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
	April 30, 2011	March 31, 2011

Aggregate unrealized appreciation of investment securities	$281,672,955	$259,139,646

Aggregate unrealized (depreciation) of investment securities	(6,448,676)	(13,809,674)

Net unrealized appreciation of investment securities	$275,224,279	245,329,972

Cost of investments for tax purposes	1,653,800,754	$1,557,557,313

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on April 30, 2011, undistributed net investment income (loss) was increased by $1,739,643 and undistributed net realized gain decreased by $1,739,643. This reclassification had no effect on the net assets of the Fund.
  Primarily as a result of expired capital loss carryforward, on March 31, 2011, undistributed net investment income (loss) was increased by $13,770,621, undistributed net realized gain was increased by $320,359,460 and shares of beneficial interest decreased by $334,130,081. This reclassification had no effect on the net assets of the Fund.

27        Invesco Van Kampen Mid Cap Growth Fund

NOTE 10—Share Information

	For the				For the				For the
	one month ended				year ended				year ended
	April 30, 2011(a)				March 31, 2011(b)				March 31, 2010
	Shares		Value		Shares		Value		Shares	Value

Sales:
Class A	721,255(c	)	$23,233,586(c	)	11,095,452(d	)	$304,927,170(d	)	14,947,725	$312,593,910

Class B	10,915		305,642		803,937		18,197,823		1,824,324	33,202,268

Class C	44,323		1,219,970		706,566		16,745,538		899,272	16,605,729

Class R	9,054		289,233		295,109		8,161,464		172,025	4,001,673

Class Y	114,986		3,730,838		1,618,803		43,462,222		3,418,978	72,091,980

Institutional Class	-0-		-0-		1,466,561		34,445,733		-0-	-0-

Total sales	900,533		28,779,269		15,986,428		425,939,950		21,262,324	438,495,560

Repurchases:
Class A	(1,013,549)		(32,516,704)		(22,827,450)		(602,708,587)		(15,535,120)	(331,355,326)

Class B	(181,696	)(c)	(5,208,254	)(c)	(5,216,429	)(d)	(127,054,433	)(d)	(4,731,539)	(86,740,071)

Class C	(82,017)		(2,264,646)		(1,276,284)		(29,853,167)		(1,166,663)	(21,564,442)

Class R	(2,980)		(95,666)		(91,171)		(2,525,450)		(11,158)	(265,668)

Class Y	(23,242)		(752,670)		(6,058,529)		(153,240,622)		(3,511,414)	(71,394,680)

Institutional Class	-0-		-0-		(1,466,151)		(38,042,514)		-0-	-0-

Total repurchases	(1,303,484)		$(40,837,940)		(36,936,014)		$(953,424,773)		(24,955,894)	$(511,320,187)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, less than 1% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.
(b)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, less than 1% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.
(c)	Includes automatic conversion of 111,882 Class B shares into 98,227 Class A shares at a value of $3,243,207.
(d)	Includes automatic conversion of 1,027,289 Class B shares into 902,573 Class A shares at a value of $24,809,978.

NOTE 11—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

28        Invesco Van Kampen Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Van Kampen Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Mid Cap Growth Fund (formerly known as Van Kampen Mid Cap Growth Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2011 and at March 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period ended April 30, 2011 and the year ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 and at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by other independent auditors whose report dated May 18, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

June 9, 2011
Houston, Texas

29        Invesco Van Kampen Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2010 through April 30, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/10)	(04/30/11)[1]	Period[2]	(04/30/11)	Period[2]	Ratio
A	$1,000.00	$1,213.30	$7.24	$1,018.25	$6.61	1.32%

B	1,000.00	1,212.80	8.12	1,017.46	7.40	1.48

C	1,000.00	1,209.50	11.34	1,014.53	10.34	2.07

R	1,000.00	1,211.90	8.61	1,017.01	7.85	1.57

Y	1,000.00	1,215.10	5.88	1,019.49	5.36	1.07

Institutional	1,000.00	1,216.60	4.45	1,020.78	4.06	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2010 through April 30, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

30        Invesco Van Kampen Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2010 through March 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/01/10)	(03/31/11)[1]	Period[2]	(03/31/11)	Period[2]	Ratio
A	$1,000.00	$1,203.63	$7.22	$1,018.65	$6.61	1.30%

B	1,000.00	1,202.41	8.55	1,017.44	7.83	1.54

C	1,000.00	1,199.48	11.36	1,014.87	10.41	2.05

R	1,000.00	1,202.44	8.60	1,017.39	7.88	1.55

Y	1,000.00	1,205.38	5.84	1,019.91	5.35	1.05

Institutional	1,000.00	1,203.43	4.67	1,020.97	4.28	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period October 1, 2010 through March 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

31        Invesco Van Kampen Mid Cap Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Number of Funds in	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	141	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	141	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

1	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

2	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

3	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1410 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Number of Funds in	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	141	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	141	Administaff

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None

T-2

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Number of Funds in	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Number of Funds in	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Fund Complex Overseen by Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange- Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	11 Greenway Plaza,	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Suite 2500	Boston, MA 02110-2801
	New York, NY 10036-2714	Houston, TX 77046-1173

T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-MCG-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2011

Invesco Van Kampen Small Cap Value Fund
Nasdaq:
A: VSCAX ▪ B: VSMBX ▪ C: VSMCX ▪ Y: VSMIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
15	Notes to Financial Statements
22	Financial Highlights
24	Auditor's Report
25	Fund Expenses
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s 2010 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s leading asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen Small Cap Value Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.“1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing and serving you.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Van Kampen Small Cap Value Fund

Management’s Discussion of Fund Performance

Performance summary
Please note that the fiscal year-end for Invesco Van Kampen Small Cap Value Fund has changed to April 30. Therefore, the period covered by this report is from March 31, 2010, the date of the last annual report, through April 30, 2011, the Fund’s new fiscal year-end.
     On June 25, 2010, R. Canon Coleman II, Jonathan Edwards and Jonathan Mueller joined the portfolio management team. On July 30, 2010, Richard Glass and Alexander Yaggy left the team. A detailed listing of your Fund’s managers appears later in this report.
     For the 13-month period ended April 30, 2011, all share classes of Invesco Van Kampen Small Cap Value Fund, at net asset value, outperformed the Russell 2000 Value Index. The Fund’s performance benefited the most from holdings in the industrials and consumer discretionary sectors, while the largest detractors were select holdings in health care and financials.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 3/31/10 to 4/30/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	27.01%

Class B Shares	26.60

Class C Shares	26.02

Class Y Shares	27.35

Russell 2000 Value Index▼ (Broad Market/Style-Specific Index)	22.59

▼	Lipper Inc.

How we invest
As noted above, the Fund’s management team changed during the reporting period. The new team seeks to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to their estimated intrinsic value. We believe intrinsic value represents the inherent business value of portfolio holdings during a two- to three-year investment horizon based on our estimates of future cash flow.
     The Fund’s philosophy is based on key elements that we believe have extensive empirical evidence:
■	Most company intrinsic values can be reasonably estimated. Importantly, this estimated fair business value is independent of the company’s stock price.

■	Market prices are more volatile than business values, partly because investors regularly overreact to negative news.

■	Long-term investment results are a function of the level and growth of business value in the portfolio.
     We will sell stocks for three primary reasons:
■	A more attractive investment opportunity presents itself.

■	A stock is trading significantly above our estimate of intrinsic value.

Fund data as of 4/30/11

Portfolio Composition
By sector

Industrials	23.5%

Information Technology	20.8

Consumer Discretionary	20.7

Financials	17.9

Health Care	5.8

Materials	4.6

Energy	3.7

Utilities	0.9

Money Market Funds
Plus Other Assets Less Liabilities	2.1

Top 10 Equity Holdings*

1.	Belden, Inc.	3.0%

2.	WABCO Holdings, Inc.	2.9

3.	AerCap Holdings N.V.	2.6

4.	Jabil Circuit, Inc.	2.6

5.	Liz Claiborne, Inc.	2.5

6.	Harman International Industries, Inc.	2.4

7.	Weight Watchers International, Inc.	2.2

8.	Alliance Data Systems Corp.	2.1

9.	Goodyear Tire & Rubber Co. (The)	2.1

10.	CNO Financial Group, Inc.	2.1

Total Net Assets	$1.4 billion

Total Number of Holdings*	74
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

■	There is a deterioration in business fundamentals.
     Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance naturally will be different from the stock market and its peers, and will provide little comparative information, since we don’t own the same stocks.

Market conditions and your Fund
Equity markets were fairly volatile during the reporting period as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often overshadowed by concerns about high unemployment, soft consumer spending, weak housing data and the possibility of additional U.S. Federal Reserve (the Fed) accommodation. After rising through April 2010, major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone. Meanwhile, U.S. economic indicators remained weak, prompting fears of a “double dip” recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing.
     However, the markets reversed course starting in September with the Fed’s announcement of its second round of monetary accommodation – known as Quantitative Easing II or QEII – and rallied through mid-February. Equity markets then experienced more volatility due to civil unrest in Egypt and Libya, and the devastating earthquake and tsunami in Japan, but ended the reporting period in positive territory with most major equity indexes posting gains. Most sectors in the Fund and its benchmark, the Russell 2000 Value Index, also posted positive returns for the reporting period.
     In this environment, the Fund, at net asset value, outperformed its benchmark. Fund holdings in the industrials and consumer discretionary sectors performed particularly well. Specifically, our investments in WABCO Holdings and Weight Watchers International posted strong gains and were the top two contributors to Fund results for the reporting period.

4 Invesco Van Kampen Small Cap Value Fund

     WABCO Holdings is a leading supplier of safety and control systems for commercial vehicles. The company’s stock appreciated significantly during the period as it experienced stronger than expected sales growth in 2010 and early 2011 led by increased demand from customers in Europe and China.
     Weight Watchers International is a leading weight management company operating in more than 25 countries. Since our original purchase during the fiscal year, the company’s stock rose more than 100% as very strong business results over the past six months significantly exceeded most analyst expectations. It is benefiting from its successful and highly publicized PointsPlus program.
     Alternatively, health care company Pharmerica’s stock declined significantly during the period and was the single-largest detractor from performance. Pharmerica is a pharmaceutical services company serving patients and residents in hospital and long-term care settings. During 2010, the company significantly reduced earnings expectations for the year as a result of generic pricing issues and the competitive environment. We believe that some of the problems are long-term issues; therefore, we reduced our estimate of the company’s intrinsic value and sold our position during the reporting period.
     Financial services company Wilmington Trust also was a large detractor from performance. We sold our position in this company in early November after it reported losses that were much worse than expected, and after management announced it would be selling the firm to M&T Bank Corporation (not a Fund holding).
     After the Fund’s previous management team left at the end of July, we repositioned about 30% of the portfolio over the course of approximately one month. From a sector perspective, notable changes included an increase in our exposure to consumer discretionary and industrials and a decrease in exposure to materials and consumer staples.
     We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results or popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.
     In our estimation, at the end of the fiscal year the difference between the market price and the estimated intrinsic value of the Fund remained attractive. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the large gap between price and estimated intrinsic value may stack the odds in favor of above-average capital appreciation if capital markets continue to normalize.
     Markets experienced a strong recovery over the last two years. While shareholders should not expect the Fund to repeat this absolute performance, we believe the Fund’s price-to-value ratio remained attractive at the close of the reporting period.
     We will continue to work hard to protect and grow the Fund’s estimated intrinsic value. Thank you for your investment and for sharing our long-term investment perspective.

Fund data as of 3/31/11

Portfolio Composition
By sector

Industrials	23.6%

Information Technology	21.0

Consumer Discretionary	19.7

Financials	17.9

Health Care	5.6

Materials	4.8

Energy	3.9

Utilities	0.9

Consumer Staples	0.1

Money Market Funds
Plus Other Assets Less Liabilities	2.5

Top 10 Equity Holdings*

1.	Belden, Inc.	3.0%

2.	Jabil Circuit, Inc.	2.7

3.	WABCO Holdings, Inc.	2.5

4.	Harman International Industries, Inc.	2.4

5.	AerCap Holdings N.V.	2.4

6.	Liz Claiborne, Inc.	2.3

7.	Goodyear Tire & Rubber Co. (The)	2.0

8.	Weight Watchers International, Inc.	2.0

9.	Superior Energy Services, Inc.	2.0

10.	ACCO Brands Corp.	2.0

Total Net Assets	$1.4 billion

Total Number of Holdings*	77
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

R. Canon Coleman II
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen Small Cap Value Fund. He joined Invesco in 1999. Mr. Coleman earned a B.S. and M.S. in accounting from the University of Florida. He also earned an M.B.A. from the Wharton School at the University of Pennsylvania.
Jonathan Edwards
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Small Cap Value Fund. He joined Invesco in 2001. Mr. Edwards earned a B.S. in economics from Texas A&M University. He also earned an M.B.A. from the McCombs School of Business at The University of Texas at Austin.
Jonathan Mueller
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Small Cap Value Fund. He joined Invesco in 2001. Mr. Mueller earned a B.B.A. in accounting from Texas Christian University. He also earned an M.B.A. from the McCombs School of Business at The University of Texas at Austin. He is also a Certified Public Accountant.

5 Invesco Van Kampen Small Cap Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 6/21/99, index data from 6/30/99

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges , if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco Van Kampen Small Cap Value Fund

Average Annual Total Returns
As of 4/30/11, including maximum applicable sales charges

Class A Shares

Inception (6/21/99)		10.56%

10	Years	9.77

5	Years	7.04

1	Year	15.37

Class B Shares

Inception (6/21/99)		10.52%

10	Years	9.83

5	Years	7.55

1	Year	16.71

Class C Shares

Inception (6/21/99)		10.26%

10	Years	9.57

5	Years	7.45

1	Year	20.19

Class Y Shares

Inception (8/12/05)		9.92%

5	Years	8.53

1	Year	22.36
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Value Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Small Cap Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 3/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/21/99)		10.38%

10	Years	10.17

5	Years	6.75

1	Year	16.71

Class B Shares

Inception (6/21/99)		10.33%

10	Years	10.22

5	Years	7.21

1	Year	17.99

Class C Shares

Inception (6/21/99)		10.07%

10	Years	9.96

5	Years	7.14

1	Year	21.52

Class Y Shares

Inception (8/12/05)		9.51%

5	Years	8.22

1	Year	23.77
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.27%, 2.02%, 2.02% and 1.02%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7 Invesco Van Kampen Small Cap Value Fund

Invesco Van Kampen Small Cap Value Fund’s investment objective is to seek capital appreciation.
■	Unless otherwise stated, information presented in this report is as of April 30, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

■	Risks of small capitalization companies. Small capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small capitalization companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and are generally less liquid than equity securities of larger companies.

■	Value investing risk. Value investing is subject to the risk that the valuations never improve, and the returns on value equity securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

■	Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

■	Risks of investing in REITs. Investing in real estate investment trusts (REITs) makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

■	Risks of Derivatives. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

About indexes used in this report
■	The Russell 2000® Value Index is an unmanaged index considered representative of small-cap value stocks. The Russell 2000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VSCAX
Class B Shares	VSMBX
Class C Shares	VSMCX
Class Y Shares	VSMIX

8 Invesco Van Kampen Small Cap Value Fund

Schedule of Investments(a)

April 30, 2011

	Shares	Value

Common Stocks & Other Equity Interests–97.86%
Aerospace & Defense–5.51%
AAR Corp.	931,390	$24,253,396

AerCap Holdings N.V. (Netherlands)(b)	2,647,130	37,906,901

Moog Inc.–Class A(b)	400,818	17,684,090

		79,844,387

Air Freight & Logistics–2.88%
Forward Air Corp.	513,200	17,253,784

UTI Worldwide, Inc.	1,093,000	24,494,130

		41,747,914

Apparel, Accessories & Luxury Goods–5.35%
Jones Group Inc. (The)	1,324,200	18,048,846

Liz Claiborne, Inc.(b)(c)	5,875,100	36,954,379

Maidenform Brands, Inc.(b)	710,308	22,488,351

		77,491,576

Asset Management & Custody Banks–2.55%
Federated Investors, Inc.–Class B	730,900	18,842,602

Janus Capital Group Inc.	1,485,800	18,082,186

		36,924,788

Building Products–0.97%
A.O. Smith Corp.	318,900	14,022,033

Commodity Chemicals–0.50%
Calgon Carbon Corp.(b)	423,600	7,268,976

Construction & Engineering–1.80%
Insituform Technologies, Inc.–Class A(b)	671,400	16,993,134

Orion Marine Group, Inc.(b)	875,774	9,046,745

		26,039,879

Construction & Farm Machinery & Heavy Trucks–4.73%
Terex Corp.(b)	755,600	26,279,768

WABCO Holdings, Inc.(b)	572,900	42,308,665

		68,588,433

Construction Materials–0.96%
Eagle Materials, Inc.	476,400	13,858,476

Consumer Electronics–2.44%
Harman International Industries, Inc.	729,300	35,392,929

Data Processing & Outsourced Services–5.02%
Alliance Data Systems Corp.(b)	324,200	30,799,000

Euronet Worldwide, Inc.(b)	1,334,300	25,018,125

Heartland Payment Systems, Inc.	846,066	16,887,477

		72,704,602

Electronic Components–1.32%
Rogers Corp.(b)	459,039	19,059,299

Electrical Components & Equipment–2.98%
Belden, Inc.	1,134,900	43,160,247

Electronic Equipment & Instruments–1.13%
Checkpoint Systems, Inc.(b)	775,946	16,341,423

Electronic Manufacturing Services–5.01%
Jabil Circuit, Inc.	1,868,800	37,076,992

Methode Electronics, Inc.	1,312,472	16,222,154

Sanmina- SCI Corp.(b)	1,648,900	19,325,108

		72,624,254

Gas Utilities–0.86%
UGI Corp.	373,100	12,424,230

Health Care Equipment–0.67%
Hill-Rom Holdings, Inc.	217,000	9,767,170

Health Care Facilities–2.06%
Select Medical Holdings Corp.(b)	2,223,159	19,830,578

VCA Antech, Inc.(b)	404,200	9,943,320

		29,773,898

Health Care Services–0.55%
AMN Healthcare Services, Inc.(b)	929,940	8,025,382

Health Care Supplies–1.51%
Cooper Cos., Inc. (The)	291,670	21,846,083

Homebuilding–0.98%
Ryland Group, Inc. (The)	817,334	14,148,052

Industrial Machinery–1.27%
Snap-On, Inc.	298,000	18,407,460

Investment Banking & Brokerage–0.69%
FBR Capital Markets Corp.(b)	2,788,000	10,036,800

IT Consulting & Other Services–3.15%
Acxiom Corp.(b)	1,313,031	19,117,731

MAXIMUS, Inc.	218,154	17,450,139

Ness Technologies Inc.(b)	1,386,588	9,040,554

		45,608,424

Life & Health Insurance–2.07%
CNO Financial Group Inc.(b)	3,723,500	30,011,410

Life Sciences Tools & Services–0.76%
Bio-Rad Laboratories, Inc.–Class A(b)	87,957	11,005,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Small Cap Value Fund

	Shares	Value

Managed Health Care–0.26%
Triple-S Management Corp.–Class B (Puerto Rico)(b)	181,300	$3,796,422

Office Electronics–0.94%
Zebra Technologies Corp.–Class A(b)	347,616	13,657,833

Office Services & Supplies–3.21%
ACCO Brands Corp.(b)(c)	2,959,321	28,735,007

Interface, Inc.–Class A	952,123	17,747,573

		46,482,580

Oil & Gas Equipment & Services–2.43%
Helix Energy Solutions Group Inc.(b)	455,900	8,630,187

Superior Energy Services, Inc.(b)	690,220	26,518,252

		35,148,439

Oil & Gas Exploration & Production–1.31%
Goodrich Petroleum Corp.(b)	845,600	19,000,632

Paper Packaging–1.37%
Sealed Air Corp.	768,300	19,799,091

Property & Casualty Insurance–3.60%
AmTrust Financial Services, Inc.	1,311,800	25,317,740

Argo Group International Holdings Ltd. (Bermuda)	497,400	15,623,334

Employers Holdings, Inc.	557,132	11,231,781

		52,172,855

Real Estate Development–0.30%
Forestar Group, Inc.(b)	220,616	4,339,517

Regional Banks–3.53%
TCF Financial Corp.	1,484,500	23,143,355

Zions Bancorp.	1,143,000	27,946,350

		51,089,705

Reinsurance–5.10%
Alterra Capital Holdings Ltd.	558,400	12,273,632

Platinum Underwriters Holdings Ltd. (Bermuda)	576,900	21,812,589

Reinsurance Group of America, Inc.	201,600	12,761,280

Transatlantic Holdings, Inc.	547,600	26,991,204

		73,838,705

Research & Consulting Services–2.03%
Resources Connection, Inc.	967,116	14,303,646

Stantec Inc. (Canada)(b)	477,600	15,154,248

		29,457,894

Restaurants–3.02%
AFC Enterprises, Inc.(b)	25,225	379,889

Denny’s Corp.(b)	4,284,930	17,525,364

Sonic Corp.(b)	2,300,142	25,807,593

		43,712,846

Semiconductor Equipment–1.96%
Brooks Automation, Inc.(b)	1,188,838	14,539,489

Novellus Systems, Inc.(b)	430,900	13,831,890

		28,371,379

Semiconductors–1.62%
Microsemi Corp.(b)	992,500	23,423,000

Specialized Consumer Services–3.91%
H&R Block, Inc.	1,456,000	25,174,240

Weight Watchers International, Inc.	404,500	31,449,875

		56,624,115

Specialty Chemicals–1.72%
A. Schulman, Inc.	421,500	10,672,380

Zep, Inc.	751,591	14,280,229

		24,952,609

Technology Distributors–0.69%
ScanSource, Inc.(b)	278,755	9,971,066

Tires & Rubber–2.09%
Goodyear Tire & Rubber Co. (The)(b)	1,671,400	30,335,910

Trading Companies & Distributors–1.05%
Watsco, Inc.	215,500	15,276,795

Total Common Stocks & Other Equity Interests (Cost $1,064,650,117)		1,417,574,698

Money Market Funds–1.82%
Liquid Assets Portfolio–Institutional Class(d)	13,212,683	13,212,683

Premier Portfolio–Institutional Class(d)	13,212,684	13,212,684

Total Money Market Funds (Cost $26,425,367)		26,425,367

TOTAL INVESTMENTS–99.68% (Cost $1,091,075,484)		1,444,000,065

OTHER ASSETS LESS LIABILITIES–0.32%		4,565,558

NET ASSETS–100.00%		$1,448,565,623

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of April 30, 2011 was $65,689,386, which represented 4.53% of the Fund’s Net Assets. See Note 4.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Small Cap Value Fund

Schedule of Investments(a)

March 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–97.49%
Aerospace & Defense–5.68%
AAR Corp.(b)	931,390	$25,818,131

AerCap Holdings N.V. (Netherlands)(b)	2,647,130	33,274,424

Moog Inc.–Class A(b)	458,000	21,026,780

		80,119,335

Air Freight & Logistics–2.68%
Forward Air Corp.	513,200	15,719,316

UTI Worldwide, Inc.	1,093,000	22,122,320

		37,841,636

Apparel Retail–1.03%
Stage Stores, Inc.	755,825	14,526,957

Apparel, Accessories & Luxury Goods–4.97%
Jones Group Inc. (The)	1,324,200	18,207,750

Liz Claiborne, Inc.(b)(c)	5,875,100	31,666,789

Maidenform Brands, Inc.(b)	710,308	20,293,500

		70,168,039

Asset Management & Custody Banks–2.70%
Federated Investors, Inc.–Class B	730,900	19,551,575

Janus Capital Group Inc.	1,485,800	18,527,926

		38,079,501

Building Products–0.91%
A.O. Smith Corp.	289,044	12,816,211

Commodity Chemicals–0.48%
Calgon Carbon Corp.(b)	423,600	6,726,768

Construction & Engineering–1.94%
Insituform Technologies, Inc.–Class A(b)	671,400	17,959,950

Orion Marine Group, Inc.(b)	875,774	9,405,813

		27,365,763

Construction & Farm Machinery & Heavy Trucks–4.49%
Terex Corp.(b)	755,600	27,987,424

WABCO Holdings, Inc.(b)	572,900	35,313,556

		63,300,980

Construction Materials–1.02%
Eagle Materials, Inc.	476,400	14,415,864

Consumer Electronics–2.42%
Harman International Industries, Inc.	729,300	34,145,826

Data Processing & Outsourced Services–4.60%
Alliance Data Systems Corp.(b)	324,200	27,845,538

Euronet Worldwide, Inc.(b)	1,149,000	22,210,170

Heartland Payment Systems, Inc.	846,066	14,831,537

		64,887,245

Electronic Components–1.59%
Rogers Corp.(b)	498,977	22,483,904

Electrical Components & Equipment–3.02%
Belden, Inc.	1,134,900	42,615,495

Electronic Equipment & Instruments–1.29%
Checkpoint Systems, Inc.(b)	807,610	18,155,073

Electronic Manufacturing Services–3.95%
Jabil Circuit, Inc.	1,868,800	38,179,584

Methode Electronics, Inc.	1,312,472	15,854,662

Sanmina- SCI Corp.(b)	157,463	1,765,160

		55,799,406

Gas Utilities–0.87%
UGI Corp.	373,100	12,274,990

Health Care Equipment–0.58%
Hill-Rom Holdings, Inc.	217,000	8,241,660

Health Care Facilities–1.99%
Select Medical Holdings Corp.(b)	2,223,159	17,918,662

VCA Antech, Inc.(b)	404,200	10,177,756

		28,096,418

Health Care Services–0.14%
AMN Healthcare Services, Inc.(b)	229,363	1,986,284

Health Care Supplies–1.35%
Cooper Cos., Inc. (The)	275,105	19,106,042

Household Products–0.12%
Central Garden & Pet Co.(b)	193,648	1,706,039

Industrial Machinery–1.48%
John Bean Technologies Corp.	156,628	3,011,956

Snap-On, Inc.	298,000	17,897,880

		20,909,836

Investment Banking & Brokerage–0.71%
FBR Capital Markets Corp.(b)	2,788,000	9,981,040

IT Consulting & Other Services–3.54%
Acxiom Corp.(b)	1,313,031	18,841,995

MAXIMUS, Inc.	274,120	22,250,320

Ness Technologies Inc.(b)	1,386,588	8,874,163

		49,966,478

Life & Health Insurance–1.98%
CNO Financial Group, Inc.(b)	3,723,500	27,963,485

Life Sciences Tools & Services–1.31%
Bio-Rad Laboratories, Inc.–Class A(b)	154,157	18,520,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Small Cap Value Fund

	Shares	Value

Managed Health Care–0.25%
Triple-S Management Corp.–Class B (Puerto Rico)(b)	172,879	$3,557,850

Office Electronics–1.15%
Zebra Technologies Corp.–Class A(b)	412,116	16,171,432

Office Services & Supplies–3.23%
ACCO Brands Corp.(b)(c)	2,959,321	28,231,922

Interface, Inc.–Class A	939,008	17,362,258

		45,594,180

Oil & Gas Equipment & Services–2.56%
Helix Energy Solutions Group Inc.(b)	455,900	7,841,480

Superior Energy Services, Inc.(b)	690,220	28,299,020

		36,140,500

Oil & Gas Exploration & Production–1.33%
Goodrich Petroleum Corp.(b)	845,600	18,789,232

Paper Packaging–1.45%
Sealed Air Corp.	768,300	20,482,878

Property & Casualty Insurance–3.80%
AmTrust Financial Services, Inc.	1,311,800	25,016,026

Argo Group International Holdings Ltd. (Bermuda)	471,800	15,588,272

Employers Holdings, Inc.	630,432	13,024,725

		53,629,023

Real Estate Development–0.30%
Forestar Group, Inc.(b)	220,616	4,196,116

Regional Banks–2.62%
TCF Financial Corp.	904,500	14,345,370

Zions Bancorp.	983,800	22,686,428

		37,031,798

Reinsurance–5.23%
Alterra Capital Holdings Ltd.	558,400	12,474,656

Platinum Underwriters Holdings Ltd. (Bermuda)	576,900	21,974,121

Reinsurance Group of America, Inc.	201,600	12,656,448

Transatlantic Holdings, Inc.	547,600	26,651,692

		73,756,917

Research & Consulting Services–1.67%
Resources Connection, Inc.	477,216	9,253,218

Stantec, Inc. (Canada)(b)	477,600	14,332,776

		23,585,994

Restaurants–2.98%
AFC Enterprises, Inc.(b)	327,056	4,948,357

Denny’s Corp.(b)	4,284,930	17,396,816

Sonic Corp.(b)	2,182,400	19,750,720

		42,095,893

Semiconductor Equipment–2.53%
Brooks Automation, Inc.(b)	1,433,050	19,675,776

Novellus Systems, Inc.(b)	430,900	15,999,317

		35,675,093

Semiconductors–1.46%
Microsemi Corp.(b)	992,500	20,554,675

Specialized Consumer Services–3.74%
H&R Block, Inc.	1,456,000	24,373,440

Weight Watchers International, Inc.	404,500	28,355,450

		52,728,890

Specialty Chemicals–1.82%
A. Schulman, Inc.	510,300	12,614,616

Zep, Inc.	751,591	13,085,199

		25,699,815

Technology Distributors–0.89%
ScanSource, Inc.(b)	331,555	12,595,774

Thrifts & Mortgage Finance–0.55%
First Niagara Financial Group, Inc.	573,400	7,786,772

Tires & Rubber–2.03%
Goodyear Tire & Rubber Co. (The)(b)	1,910,800	28,623,784

Trading Companies & Distributors–1.06%
Watsco, Inc.	215,500	15,022,505

Total Common Stocks & Other Equity Interests (Cost $1,045,912,308)		1,375,919,818

Money Market Funds–3.33%
Liquid Assets Portfolio–Institutional Class(d)	23,476,741	23,476,741

Premier Portfolio–Institutional Class(d)	23,476,741	23,476,741

Total Money Market Funds (Cost $46,953,482)		46,953,482

TOTAL INVESTMENTS–100.82% (Cost $1,092,865,790)		1,422,873,300

OTHER ASSETS LESS LIABILITIES–(0.82)%		(11,530,599)

NET ASSETS–100.00%		$1,411,342,701

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of March 31, 2011 was $59,898,711, which represented 4.24% of the Fund’s Net Assets. See Note 4.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Small Cap Value Fund

Statement of Assets and Liabilities

April 30, 2011 and March 31, 2011

	April 30,	March 31,
	2011	2011

Assets:
Investments, at value (Cost $1,013,584,151 and $994,846,342, respectively)	$1,351,885,312	$1,316,021,107

Investments in affiliated money market funds, at value and cost, respectively	26,425,367	46,953,482

Investments in affiliates, at value (Cost $51,065,966 and $51,065,966, respectively)	65,689,386	59,898,711

Total investments, at value (Cost $1,091,075,484 and $1,092,865,790, respectively)	1,444,000,065	1,422,873,300

Receivables for:
Investments sold	12,920,022	1,336,800

Fund shares sold	3,918,141	3,566,651

Dividends	406,006	618,037

Investment for trustee deferred compensation and retirement plans	4,933	2,582

Other assets	104,998	98,572

Total assets	1,461,354,165	1,428,495,942

Liabilities:
Payables for:
Investments purchased	8,677,024	12,307,883

Fund shares reacquired	2,918,096	3,697,865

Accrued fees to affiliates	1,055,917	1,033,190

Accrued other operating expenses	120,805	99,953

Trustee deferred compensation and retirement plans	16,700	14,350

Total liabilities	12,788,542	17,153,241

Net assets applicable to shares outstanding	$1,448,565,623	$1,411,342,701

Net assets consist of:
Shares of beneficial interest	$1,047,582,662	$1,050,649,961

Undistributed net investment income (loss)	(15,970)	(14,350)

Undistributed net realized gain	48,074,350	30,699,580

Unrealized appreciation	352,924,581	330,007,510

	$1,448,565,623	$1,411,342,701

Net Assets:
Class A	$1,067,286,479	$1,045,598,046

Class B	$40,226,138	$40,484,634

Class C	$148,623,539	$146,632,560

Class Y	$192,429,467	$178,627,461

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	54,142,745	54,557,238

Class B	2,245,686	2,324,662

Class C	8,419,388	8,538,544

Class Y	9,652,495	9,217,944

Class A:
Net asset value per share	$19.71	$19.17

Maximum offering price per share
(Net asset value of $19.71 divided by 94.50%)
(Net asset value of $19.17 divided by 94.50%)	$20.86	$20.29

Class B:
Net asset value and offering price per share	$17.91	$17.42

Class C:
Net asset value and offering price per share	$17.65	$17.17

Class Y:
Net asset value and offering price per share	$19.94	$19.38

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Small Cap Value Fund

Statement of Operations

For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011

	One month ended	Year ended
	April 30,	March 31,
	2011	2011

Investment income:
Dividends	$569,870	$11,363,021

Dividends from affiliated money market funds	3,243	62,974

Interest	—	102,241

Total investment income	573,113	11,528,236

Expenses:
Advisory fees	752,362	7,530,086

Administrative services fees	29,233	249,646

Custodian fees	7,453	59,468

Distribution fees:

Class A	214,855	2,076,367

Class B	8,374	256,736

Class C	119,919	1,234,800

Transfer agent fees	448,063	2,672,328

Trustees’ and officers’ fees and benefits	5,563	42,703

Other	49,256	341,354

Total expenses	1,635,078	14,463,488

Less: Fees waived and expense offset arrangement(s)	(35,191)	(60,663)

Net expenses	1,599,887	14,402,825

Net investment income (loss)	(1,026,774)	(2,874,589)

Net realized gain from investment securities	18,399,924	101,125,792

Change in net unrealized appreciation of investment securities	22,917,071	154,919,814

Net realized and unrealized gain	41,316,995	256,045,606

Net increase in net assets resulting from operations	$40,290,221	$253,171,017

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Small Cap Value Fund

Statement of Changes in Net Assets

For the one month ended April 30, 2011 and the years ended March 31, 2011 and 2010

	One month
	ended
	April 30,	Year ended March 31,
	2011	2011	2010

Operations:
Net investment income (loss)	$(1,026,774)	$(2,874,589)	$(2,995,503)

Net realized gain	18,399,924	101,125,792	11,856,666

Change in net unrealized appreciation	22,917,071	154,919,814	282,329,077

Net increase in net assets resulting from operations	40,290,221	253,171,017	291,190,240

Distributions to shareholders from net investment income:
Class A	—	—	(130,307)

Class Y	—	—	(168,092)

Total distributions from net investment income	—	—	(298,399)

Distributions to shareholders from net realized gains:
Class A	—	(30,666,764)	—

Class B	—	(1,521,239)	—

Class C	—	(5,006,116)	—

Class Y	—	(5,451,254)	—

Total distributions from net realized gains	—	(42,645,373)	—

Share transactions–net:
Class A	(8,004,987)	213,801,699	254,304,786

Class B	(1,396,299)	(15,304,348)	(12,283,029)

Class C	(2,058,199)	15,292,070	22,211,475

Class Y	8,392,186	23,278,951	62,744,669

Net increase (decrease) in net assets resulting from share transactions	(3,067,299)	237,068,372	326,977,901

Net increase in net assets	37,222,922	447,594,016	617,869,742

Net assets:
Beginning of period	1,411,342,701	963,748,685	345,878,943

End of period (includes undistributed net investment income (loss) of $(15,970), $(14,350) and $(192,458) respectively)	$1,448,565,623	$1,411,342,701	$963,748,685

Notes to Financial Statements

April 30, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Small Cap Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Small Cap Value Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Equity Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  On April 30, 2011, the Fund’s fiscal year-end changed from March 31 to April 30.

15        Invesco Van Kampen Small Cap Value Fund

  The Fund’s investment objective is capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they

16        Invesco Van Kampen Small Cap Value Fund

reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.67%

Next $500 million	0.645%

Over $1 billion	0.62%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $1,160,086 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective May 23, 2011, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.03%, 1.40%, 1.78%, and 0.78%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless

17        Invesco Van Kampen Small Cap Value Fund

the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, the Adviser waived advisory fees of $34,557 and $58,837, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $14,784 to VKII. For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $7,265 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, IIS was paid $448,063 and $2,481,614, respectively for providing such services. Prior to the Reorganization, the Acquired Fund paid $190,714 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $582,399 to VKFI.
  For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period April 1, 2011 to April 30, 2011, IDI advised the Fund that IDI retained $4,658 in front-end sales commissions from the sale of Class A shares and $116, $4,519 and $1,154 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period June 1, 2010 to March 31, 2011, IDI advised the Fund that IDI retained $79,309 in front-end sales commissions from the sale of Class A shares and $27,831, $42,158 and $9,535 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $52,606 in front-end sales commissions from the sale of Class A shares and $12,240 for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

18        Invesco Van Kampen Small Cap Value Fund

  The following is a summary of the tiered valuation input levels as of April 30, 2011 and March 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period April 1, 2011 to April 30, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,444,000,065	$—	$—	$1,444,000,065

  During the year ended March 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,422,873,300	$—	$—	$1,422,873,300

NOTE 4—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates during the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	03/31/11	at Cost	from Sales	(Depreciation)	Gain (Loss)	04/30/11	Income

ACCO Brands Corp.	$28,231,922	$—	$—	$503,085	$—	$28,735,007	$—

Liz Claiborne, Inc.	31,666,789	—	—	5,287,590	—	36,954,379	—

Total	$59,898,711	$—	$—	$5,790,675	$—	$65,689,386	$—

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	03/31/10	at Cost	from Sales	(Depreciation)	Gain (Loss)	03/31/11	Income

ACCO Brands Corp.	$7,252,013	$13,304,687	$39,005	$7,714,227	$2,650	$28,231,922	$—

Liz Claiborne, Inc.	—	30,994,036	—	672,753	—	31,666,789	—

Total	$7,252,013	$44,298,723	$39,005	$8,386,980	$2,650	$59,898,711	$—

NOTE 5—Expense Offset Arrangement

The expense offset arrangements are comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $634 and $1,826, respectively.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, the Fund paid legal fees of $657 and $1,709, respectively for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $9,266 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

19        Invesco Van Kampen Small Cap Value Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the period April 1, 2011 to April 30, 2011 and the Years Ended March 31, 2011 and 2010:

	April 30,	March 31,	March 31,
	2011	2011	2010

Ordinary income	$—	$—	$298,399

Long-term capital gain	—	42,645,373	—

Total distributions	$—	$42,645,373	$298,399

Tax Components of Net Assets at Period-End:

	April 30,	March 31,
	2011	2011

Undistributed ordinary income	$13,973,741	$8,476,661

Undistributed long-term gain	37,464,798	25,830,948

Net unrealized appreciation — investments	349,560,392	326,399,481

Temporary book/tax differences	(15,970)	(14,350)

Shares of beneficial interest	1,047,582,662	1,050,649,961

Total net assets	$1,448,565,623	$1,411,342,701

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $0 and $20,309,610 of capital loss carryforward during the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, respectively, to offset net realized capital gain for federal income tax purposes.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period April 1, 2011 to April 30, 2011 was $64,864,545 and $64,462,346 and for the year ended March 31, 2011 was $941,806,233 and $732,996,283, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
	April 30,	March 31,
	2011	2011

Aggregate unrealized appreciation of investment securities	$355,223,055	$331,772,330

Aggregate unrealized (depreciation) of investment securities	(5,662,663)	(5,372,849)

Net unrealized appreciation of investment securities	$349,560,392	$326,399,481

Cost of investments for tax purposes	$1,094,439,673	$1,096,473,819

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of additional paid in capital and net operating losses, on April 30, 2011, undistributed net investment income (loss) was increased by $1,025,154 and undistributed net realized gain (loss) was decreased by $1,025,154. This reclassification had no effect on the net assets of the Fund.
  Primarily as a result of differing book/tax treatment of additional paid in capital and net operating losses, on March 31, 2011, undistributed net investment income (loss) was increased by $3,052,697, undistributed net realized gain (loss) was decreased by $3,008,091 and shares of beneficial interest decreased by $44,606. This reclassification had no effect on the net assets of the Fund.

20        Invesco Van Kampen Small Cap Value Fund

NOTE 11—Share Information

	Summary of Share Activity

	One month ended				Year ended March 31,
	April 30, 2011(a)				2011(b)				2010
	Shares		Amount		Shares		Amount		Shares	Amount

Sold:
Class A	1,356,505(c	)	$26,049,537(c	)	29,491,786(d	)	$493,090,921(d	)	27,541,170	$376,723,681

Class B	3,205		55,394		462,662		6,841,904		891,234	10,735,836

Class C	67,067		1,149,714		2,650,688		39,891,283		3,202,840	39,540,840

Class Yˆ	668,712		12,934,920		9,894,690		165,142,963		7,045,269	96,261,817

Issued as reinvestment of dividends:
Class A	—		—		1,603,901		28,613,600		8,865	123,227

Class B	—		—		88,839		1,440,077		—	—

Class C	—		—		295,178		4,728,753		—	—

Class Yˆ	—		—		287,477		5,180,323		9,320	130,575

Reacquired:(e)
Class A	(1,770,998)		(34,054,524)		(18,638,960)		(307,902,822)		(8,998,750)	(122,542,122)

Class B	(82,181	)(c)	(1,451,693	)(c)	(1,572,186	)(d)	(23,586,329	)(d)	(1,873,703)	(23,018,865)

Class C	(186,223)		(3,207,913)		(1,958,635)		(29,327,966)		(1,440,939)	(17,329,365)

Class Yˆ	(234,161)		(4,542,734)		(8,919,305)		(147,044,335)		(2,465,579)	(33,647,723)

	(178,074)		$(3,067,299)		13,686,135		$237,068,372		23,919,727	$326,977,901

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 17% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(c)	Includes automatic conversion of 45,657 Class B shares into 41,460 Class A shares at a value of $816,315.
(d)	Includes automatic conversion of 638,208 Clas B shares into 581,832 Class A shares at a value of $9,661,325.
(e)	Net of redemption fees of $8,934 and $84,229, which were allocated among the classes based on relative net assets of each class for the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, respectively.
ˆ	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.

NOTE 12—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Small-Mid Special Value Fund, Invesco Special Value Fund, Invesco U.S. Small Cap Value Fund and Invesco U.S. Small/Mid Cap Value Fund (the “Target Funds”) in exchange for shares of the Fund.
  The Target Funds’ shareholders approved the Agreement on April 14, 2011 and the reorganization was consummated on May 23, 2011. Upon closing of the reorganization, shareholders of the Target Funds received a corresponding class of shares of the Fund in exchange for their shares of the Target Funds and the Target Funds liquidated and ceased operations.

21        Invesco Van Kampen Small Cap Value Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

															Ratio of		Ratio of
			Net gains												expenses		expenses
			(losses)												to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends		Distributions								net assets		assets without		investment
	value,	investment	(both	Total from	from net		from net			Net asset				Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment		realized	Total		value, end		Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income		gains	Distributions		of period		Return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
One month ended 04/30/11	$19.17	$(0.01)	$0.55	$0.54	$—		$—	$—		$19.71	(l)	2.82	%(c)	$1,067,286	1.33	%(d)	1.36	%(d)	(0.84	)%(d)	5
Year ended 03/31/11	16.06	(0.03)	3.75	3.72	—		(0.61)	(0.61)		19.17	(l)	23.46	(c)	1,045,598	1.19	(e)	1.18	(e)	(0.19	)(e)	67
Year ended 03/31/10	9.56	(0.05)	6.55	6.50	(0.00	)(k)	—	(0.00	)(k)	16.06		68.04	(f)	675,936	1.25		1.25		(0.38)		28
Year ended 03/31/09	14.41	0.05	(4.83)	(4.78)	(0.03)		(0.04)	(0.07)		9.56		(33.21	)(f)	225,016	1.34		1.34		0.40		63
Year ended 03/31/08	17.57	(0.03)	(1.49)	(1.52)	—		(1.64)	(1.64)		14.41		(9.31	)(f)	248,178	1.29		1.29		(0.21)		46
Year ended 03/31/07	18.23	(0.03)	2.91	2.88	—		(3.54)	(3.54)		17.57		16.70	(f)	192,729	1.32		1.32		(0.16)		53

Class B
One month ended 04/30/11	17.42	(0.01)	0.50	0.49	—		—	—		17.91	(l)	2.81	(c)(m)	40,226	1.33	(d)(m)	1.36	(d)(m)	(0.84	)(d)(m)	5
Year ended 03/31/11	14.69	(0.09)	3.43	3.34	—		(0.61)	(0.61)		17.42	(l)	23.07	(c)(m)	40,485	1.57	(e)(m)	1.56	(e)(m)	(0.57	)(e)(m)	67
Year ended 03/31/10	8.77	(0.09)	6.01	5.92	—		—	—		14.69		67.50	(g)(h)	49,140	1.62	(h)	1.62	(h)	(0.78	)(h)	28
Year ended 03/31/09	13.24	0.02	(4.44)	(4.42)	(0.01)		(0.04)	(0.05)		8.77		(33.39	)(g)(h)	37,961	1.51	(h)	1.51	(h)	0.16	(h)	63
Year ended 03/31/08	16.35	(0.11)	(1.36)	(1.47)	—		(1.64)	(1.64)		13.24		(9.64	)(g)(h)	78,649	1.73	(h)	1.73	(h)	(0.68	)(h)	46
Year ended 03/31/07	17.30	(0.16)	2.75	2.59	—		(3.54)	(3.54)		16.35		15.81	(g)	115,090	2.08		2.08		(0.92)		53

Class C
One month ended 04/30/11	17.17	(0.02)	0.50	0.48	—		—	—		17.65	(l)	2.80	(c)	148,624	2.08	(d)	2.11	(d)	(1.59	)(d)	5
Year ended 03/31/11	14.55	(0.14)	3.37	3.23	—		(0.61)	(0.61)		17.17	(l)	22.52	(c)	146,633	1.94	(e)	1.93	(e)	(0.94	)(e)	67
Year ended 03/31/10	8.72	(0.14)	5.97	5.83	—		—	—		14.55		66.86	(i)	109,871	2.00		2.00		(1.14)		28
Year ended 03/31/09	13.23	(0.04)	(4.43)	(4.47)	—		(0.04)	(0.04)		8.72		(33.76	)(i)	50,495	2.10		2.10		(0.36)		63
Year ended 03/31/08	16.38	(0.15)	(1.36)	(1.51)	—		(1.64)	(1.64)		13.23		(9.95	)(i)	64,492	2.04		2.04		(0.95)		46
Year ended 03/31/07	17.33	(0.16)	2.75	2.59	—		(3.54)	(3.54)		16.38		15.78	(h)(i)	42,704	2.07	(h)	2.07	(h)	(0.91	)(h)	53

Class Yˆ
One month ended 04/30/11	19.38	(0.01)	0.57	0.56	—		—	—		19.94	(l)	2.89	(c)	192,429	1.08	(d)	1.11	(d)	(0.59	)(d)	5
Year ended 03/31/11	16.19	0.01	3.79	3.80	—		(0.61)	(0.61)		19.38	(l)	23.77	(c)	178,627	0.94	(e)	0.93	(e)	0.06	(e)	67
Year ended 03/31/10	9.63	(0.02)	6.61	6.59	(0.03)		—	(0.03)		16.19		68.43	(j)	128,802	1.00		1.00		(0.13)		28
Year ended 03/31/09	14.53	0.08	(4.88)	(4.80)	(0.06)		(0.04)	(0.10)		9.63		(33.09	)(j)	32,407	1.09		1.09		0.63		63
Year ended 03/31/08	17.66	0.02	(1.51)	(1.49)	—		(1.64)	(1.64)		14.53		(9.03	)(j)	34,486	1.06		1.06		0.12		46
Year ended 03/31/07	18.26	0.01	2.93	2.94	—		(3.54)	(3.54)		17.66		16.96	(j)	8,846	1.07		1.07		0.08		53

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s) of $1,045,629, $40,110, $145,901, and $184,286 for Class A, Class B, Class C, and Class Y shares, respectively.
(e)	Ratios are based on average daily net assets (000’s) of $830,761, $41,184, $123,479, and $158,622 for Class A, Class B, Class C, and Class Y shares, respectively.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(k)	Amount is less than $0.01 per share.
(l)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(m)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% and 0.63% for the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, respectively.
ˆ	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.

22        Invesco Van Kampen Small Cap Value Fund

NOTE 14—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

23        Invesco Van Kampen Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Van Kampen Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Small Cap Value Fund (formerly known as Van Kampen Small Cap Value Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2011 and at March 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period ended April 30, 2011 and the year ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 and at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by other independent auditors whose report dated May 18, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

June 9, 2011
Houston, Texas

24        Invesco Van Kampen Small Cap Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2010 through April 30, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/10)	(04/30/11)[1]	Period[2]	(04/30/11)	Period[2]	Ratio
A	$1,000.00	$1,239.90	$6.83	$1,018.70	$6.16	1.23%

B	1,000.00	1,229.80	7.57	1,018.00	6.85	1.37

C	1,000.00	1,235.50	10.97	1,014.98	9.89	1.98

Y	1,000.00	1,241.30	5.45	1,019.93	4.91	0.98

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2010 through April 30, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

25        Invesco Van Kampen Small Cap Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2010 through March 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/01/10)	(03/31/11)[1]	Period[2]	(03/31/11)	Period[2]	Ratio
A	$1,000.00	$1,247.10	$6.67	$1,019.00	$5.99	1.19%

B	1,000.00	1,246.10	7.78	1,018.00	6.99	1.39

C	1,000.00	1,242.30	10.85	1,015.26	9.75	1.94

Y	1,000.00	1,248.50	5.27	1,020.24	4.73	0.94

[1]	The actual ending account value is based on the actual total return of the Fund for the period October 1, 2010 through March 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Van Kampen Small Cap Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended:

Federal and State Income Tax	April 30, 2011	March 31, 2011

Long-Term Capital Gain Distribution	$0	$42,645,373
Qualified Dividend Income*	0%	0%
Corporate Dividends Received Deduction*	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Van Kampen Small Cap Value Fund

Trustees and Officers
The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
			in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	141	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	141	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1410 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	141	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	141	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	141	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange- Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange- Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
VK-SCV-AR-1         Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2011

Invesco Van Kampen Value Opportunities Fund
Nasdaq:
A: VVOAX ▪ B: VVOBX ▪ C: VVOCX ▪ Y: VVOIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
15	Notes to Financial Statements
23	Financial Highlights
24	Auditor's Report
25	Fund Expenses
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s 2010 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s leading asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen Value Opportunities Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds.
As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.”1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing and serving you.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3 Invesco Van Kampen Value Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary
Please note that the fiscal year-end for Invesco Van Kampen Value Opportunities Fund has changed to April 30. Therefore, the period covered by this report is from March 31, 2010, the date of the last annual report, through April 30, 2011, the Fund’s new fiscal year-end.
     For the 13 months ended April 30, 2011, all shares classes of Invesco Van Kampen Value Opportunities Fund, at net asset value, underperformed the Fund’s style-specific benchmark, the Russell 1000 Value Index. The Fund’s underperformance was largely due to holdings in the information technology (IT) and energy sectors. Alternatively, holdings in health care and financials contributed to the Fund’s relative performance versus its benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 3/31/10 to 4/30/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.87%

Class B Shares	14.22

Class C Shares	14.10

Class Y Shares	15.13

S&P 500 Index▼ (Broad Market Index)	19.09

Russell 1000 Value Index▼ (Style-Specific Index)	18.22

Lipper Large-Cap Value Funds Index▼ (Peer Group Index)	16.36

▼Lipper Inc.
The Fund recently adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures.

How we invest
We seek to exploit market inefficiencies by investing in companies that appear to be undervalued relative to the market in general. Ultimately, we believe that the market will recognize the value in these companies and we will sell them as their stock prices begin to reflect their intrinsic value. Although we are benchmark agnostic, we feel that stock picking, as compared to making sector bets, provides a more consistent opportunity for success. In addition, investors can take advantage of pricing anomalies by purchasing undervalued stocks before a recognizable catalyst.
     The Fund’s primary investable universe includes all U.S. denominated equities. To distill the investment universe, we filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending upon the growth or cyclical nature of their business. The result of this filtering process is a pool of liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.
     We only will initiate a purchase of a security if we believe the potential for

Fund data as of 4/30/11

Portfolio Composition
By sector

Financials	32.2%

Consumer Discretionary	18.0

Energy	13.6

Consumer Staples	9.1

Information Technology	7.7

Health Care	6.3

Industrials	4.7

Telecommunication Services	1.8

Materials	1.2

Money Market Funds
Plus Other Assets Less Liabilities	5.4

Total Net Assets	$64.5 million

Total Number of Holdings*	40

Top 10 Equity Holdings*

1.	Omnicom Group, Inc.	5.4%

2.	Chubb Corp. (The)	5.1

3.	JPMorgan Chase & Co.	4.4

4.	Royal Dutch Shell PLC-ADR	4.3

5.	Time Warner Cable, Inc.	4.3

6.	Chevron Corp.	3.8

7.	Molson Coors Brewing Co.,-Class B	3.6

8.	Wal-Mart Stores, Inc.	3.0

9.	Hewlett-Packard Co.	2.9

10.	Wells Fargo & Co.	2.7
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

stock price appreciation outweighs the potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:
■	It is statistically inexpensive on the basis of its primary valuation criteria, which depends upon the cyclical or growth nature of its business.

■	It is found through rigorous fundamental analysis that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.
     We maintain an intense focus on the quality of a company’s accounting and on financial statement analysis. Portfolio construction is bottom up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the benchmark, it does not play a major role in the construction of the Fund.
     We look to manage risk through portfolio construction, chiefly through diversification across most major sectors, and through the assistance of an independent quantitative risk control group. Risk management is continual. The Fund is regularly reviewed to ensure it is optimally constructed on a risk/reward basis.
     Our sell discipline is just as important as the buy decision and is based on the same principles: relative value and fundamentals. While no sale is automatic, a security is typically sold if it meets one or more of the following criteria:
■	The target price has been realized and we no longer consider the company undervalued.

■	A better value opportunity can be found elsewhere.

■	A company is experiencing deteriorating fundamentals beyond what we feel to be a tolerable level, and the trend is likely to be a long-term issue.

Market conditions and your Fund
Equity markets were fairly volatile during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often overshadowed by concerns about high unemployment, lack of consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve (the Fed) accommodation. After rising through April 2010, the major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone. Meanwhile, U.S. economic indicators remained weak, prompting fears of a “double dip” recession. Uncertainty created by the

4 Invesco Van Kampen Value Opportunities Fund

debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a subnormal growth rate.
     However, markets reversed course starting in September with the Fed’s announcement of its second round of monetary accommodation – known as Quantitative Easing II or QEII – and rallied through mid-February. Equity markets then experienced more volatility due to civil unrest in Egypt and Libya, and the devastating earthquake and tsunami in Japan, but ended the period in positive territory with most major equity indexes posting gains. Most sectors within the Fund and its benchmark posted positive performance for the reporting period. Energy was the best performing sector in the benchmark, while financials was the worst.
     The IT sector was a large detractor from relative performance for the Fund. Specifically, the Fund’s holdings in hardware and internet-related stocks, including Hewlett-Packard and Cisco Systems, underperformed during the reporting period. Before the end of the reporting period, we sold our holdings in Cisco Systems. Unfavorable stock selection among select energy stocks also detracted from performance versus the style-specific benchmark. Energy holding BP was among the largest detractors during the reporting period. The stock performed poorly due to the Gulf of Mexico oil spill in April of 2010. We sold our small position in BP shortly after the incident in June 2010.
     Stock selection combined with an underweight position in the health care sector contributed to Fund performance relative to the Russell 1000 Value Index. Within health care, our holdings in Pfizer and UnitedHealth Group performed particularly well during the reporting period. The Fund also benefi ted from stock selection in the financials sector.
Specifically, property & casualty insurance company Chubb was among the Fund’s largest contributors.
     In absolute terms, the Fund’s holdings in the consumer discretionary and energy sectors contributed the most to performance. Advertising company Omnicom Group and cable and satellite company Time Warner Cable were strong performers as were integrated oil companies Royal Dutch Shell and Chevron. Alternatively, our small position in materials was the only detractor from absolute performance at the sector level.
     We believe that market volatility over the period created opportunities to invest in companies with attractive valuations. We believe our contrarian philosophy and deep value approach of buying companies we consider extremely undervalued helps us capitalize on market volatility and periods of down markets as value is created for new investment opportunities.
     Markets experienced a strong recovery during the reporting period. We would like to caution investors against making investment decisions based on short-term performance.
     Thank you for your investment in the Invesco Van Kampen Value Opportunities Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Fund data as of 3/31/11

Portfolio Composition
By sector

Financials	32.3%

Consumer Discretionary	19.9

Energy	13.6

Consumer Staples	8.7

Information Technology	7.7

Health Care	6.0

Industrials	5.8

Materials	1.3

Telecommunications Services	1.3

Money Market Funds
Plus Other Assets Less Liabilities	3.4

Total Net Assets	$64.0 million

Total Number of Holdings*	40

Top 10 Equity Holdings*

1.	Omnicom Group, Inc.	5.4%

2.	Chubb Corp. (The)	4.8

3.	JPMorgan Chase & Co.	4.5

4.	Royal Dutch Shell PLC-ADR	4.1

5.	Time Warner Cable, Inc.	4.0

6.	Chevron Corp.	3.8

7.	Molson Coors Brewing Co., Class B	3.4

8.	Comcast Corp.	3.4

9.	Hewlett-Packard Co.	3.0

10.	Wells Fargo & Co.	2.9
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Jason Leder
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen Value Opportunities Fund. He joined Invesco in 2010. Mr. Leder earned a bachelor’s degree from The University of Texas at Austin. He also earned an M.B.A. from Columbia University.
Devin Armstrong
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Value Opportunities Fund. He joined Invesco in 2010. Mr. Armstrong earned a B.S. in psychology and finance from the University of Illinois. He also earned an M.B.A. in finance from Columbia University.
Kevin Holt
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Value Opportunities Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa. He also earned an M.B.A. from the University of Chicago Graduate School of Business.
Matthew Seinsheimer
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Value Opportunities Fund. He joined Invesco in 1998. Mr. Seinsheimer earned a B.B.A. from Southern Methodist University. He also earned an M.B.A. from The University of Texas at Austin.
James Warwick
Portfolio Manager, is manager of Invesco Van Kampen Value Opportunities Fund. He joined Invesco in 2010. Mr. Warwick earned a B.B.A. from Stephen F. Austin State University. He also earned an M.B.A. from the University of Houston.
Yoginder Kak joined the management team after the close of the reporting period, effective May 2, 2011.

5 Invesco Van Kampen Value Opportunities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 6/25/01, index data from 6/30/01

Past performance cannot guarantee comparable future results.
     As noted earlier in this report, during the reporting period the Fund adopted a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. These additional benchmarks will now be included in the chart above. Benchmarks not shown do not have sufficient history dating back to the Fund’s inception.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 Invesco Van Kampen Value Opportunities Fund

Average Annual Total Returns
As of 4/30/11, including maximum applicable
sales charges

Class A Shares

Inception (6/25/01)		2.93%

5	Years	-1.59

1	Year	8.44

Class B Shares

Inception (6/25/01)		2.89%

5	Years	-1.52

1	Year	9.22

Class C Shares

Inception (6/25/01)		2.77%

5	Years	-1.18

1	Year	13.10

Class Y Shares

Inception (3/23/05)		2.14%

5	Years	-0.22

1	Year	15.00
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Value Opportunities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Value Opportunities Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 3/31/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/25/01)		2.74%

5	Years	-1.61

1	Year	6.43

Class B Shares

Inception (6/25/01)		2.70%

5	Years	-1.55

1	Year	6.95

Class C Shares

Inception (6/25/01)		2.58%

5	Years	-1.21

1	Year	10.81

Class Y Shares

Inception (3/23/05)		1.82%

5	Years	-0.28

1	Year	12.75
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.41%, 2.16%, 2.16% and 1.16%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.45%, 2.20%, 2.20% and 1.20%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7 Invesco Van Kampen Value Opportunities Fund

Invesco Van Kampen Value Opportunities Fund’s investment objective is to seek capital growth and income.
■	Unless otherwise stated, information presented in this report is as of April 30, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing
in the Fund
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.
■	Small and medium capitalization companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.
■	Value investing style. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
■	Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
■	Risks of investing in REITs. Investing in Real Estate Investment Trusts (REITs) makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
■	Risks of derivatives. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.
■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
■	Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VVOAX
Class B Shares	VVOBX
Class C Shares	VVOCX
Class Y Shares	VVOIX

8 Invesco Van Kampen Value Opportunities Fund

Schedule of Investments(a)

April 30, 2011

	Shares	Value

Common Stocks & Other Equity Interests–94.64%
Advertising–5.35%
Omnicom Group, Inc.	70,205	$3,453,384

Aerospace & Defense–1.73%
Honeywell International, Inc.	18,279	1,119,223

Asset Management & Custody Banks–2.01%
Bank of New York Mellon Corp. (The)	44,850	1,298,856

Automobile Manufacturers–1.80%
Renault S.A. (France)	19,095	1,163,819

Brewers–3.56%
Molson Coors Brewing Co.,–Class B	47,063	2,294,321

Cable & Satellite–6.71%
Comcast Corp.,–Class A	59,109	1,551,020

Time Warner Cable Inc.	35,570	2,779,084

		4,330,104

Computer Hardware–6.05%
Apple, Inc.(b)	3,000	1,044,690

Dell, Inc.(b)	61,473	953,446

Hewlett-Packard Co.	47,170	1,904,253

		3,902,389

Data Processing & Outsourced Services–1.69%
Western Union Co. (The)	51,182	1,087,618

Department Stores–2.41%
Macy’s, Inc.	64,909	1,551,974

Diversified Banks–4.20%
U.S. Bancorp	38,255	987,744

Wells Fargo & Co.	59,184	1,722,846

		2,710,590

General Merchandise Stores–1.74%
Target Corp.	22,836	1,121,248

Household Products–2.52%
Procter & Gamble Co. (The)	25,071	1,627,108

Hypermarkets & Super Centers–3.03%
Wal-Mart Stores, Inc.	35,588	1,956,628

Industrial Conglomerates–1.67%
General Electric Co.	52,709	1,077,899

Industrial Machinery–1.25%
Illinois Tool Works, Inc.	13,832	807,927

Integrated Oil & Gas–12.32%
Chevron Corp.	22,444	2,456,272

Exxon Mobil Corp.	15,371	1,352,648

Petroleo Brasileiro S.A.–ADR (Brazil)	35,915	1,340,707

Royal Dutch Shell PLC–ADR (United Kingdom)	36,109	2,797,725

		7,947,352

Investment Banking & Brokerage–2.89%
Goldman Sachs Group, Inc. (The)	5,889	889,298

Morgan Stanley	37,165	971,865

		1,861,163

Life & Health Insurance–3.50%
MetLife, Inc.	25,609	1,198,245

Torchmark Corp.	15,833	1,059,544

		2,257,789

Managed Health Care–2.04%
UnitedHealth Group Inc.	26,709	1,314,884

Oil & Gas Drilling–1.25%
Noble Corp.	18,692	803,943

Other Diversified Financial Services–6.84%
Bank of America Corp.	127,006	1,559,634

JPMorgan Chase & Co.	62,478	2,850,871

		4,410,505

Pharmaceuticals–4.29%
Bristol-Myers Squibb Co.	42,643	1,198,268

Pfizer, Inc.	74,757	1,566,907

		2,765,175

Property & Casualty Insurance–12.80%
Allied World Assurance Co. Holdings Ltd. (Switzerland)	23,577	1,531,798

Allstate Corp. (The)	25,200	852,768

Aspen Insurance Holdings Ltd.	48,513	1,386,016

Chubb Corp. (The)	50,092	3,265,498

Travelers Cos., Inc. (The)	19,254	1,218,393

		8,254,473

Steel–1.24%
POSCO–ADR (South Korea)	7,236	798,131

Wireless Telecommunication Services–1.75%
Vodafone Group PLC–ADR (United Kingdom)	38,752	1,128,458

Total Common Stocks & Other Equity Interests (Cost $56,048,465)		61,044,961

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Value Opportunities Fund

	Shares	Value

Money Market Funds–2.99%
Liquid Assets Portfolio–Institutional Class(c)	965,552	$965,552

Premier Portfolio–Institutional Class(c)	965,551	965,551

Total Money Market Funds (Cost $1,931,103)		1,931,103

TOTAL INVESTMENTS–97.63% (Cost $57,979,568)		62,976,064

OTHER ASSETS LESS LIABILITIES–2.37%		1,529,464

NET ASSETS–100.00%		$64,505,528

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Value Opportunities Fund

Schedule of Investments(a)

March 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–96.65%
Advertising–5.38%
Omnicom Group, Inc.	70,205	$3,444,257

Aerospace & Defense–2.75%
Honeywell International, Inc.	29,468	1,759,534

Apparel Retail–1.45%
TJX Cos., Inc. (The)	18,600	924,978

Asset Management & Custody Banks–2.09%
Bank of New York Mellon Corp. (The)	44,850	1,339,670

Automobile Manufacturers–1.65%
Renault S.A. (France)	19,095	1,055,592

Brewers–3.45%
Molson Coors Brewing Co., Class B	47,063	2,206,784

Cable & Satellite–7.41%
Comcast Corp., Class A	89,209	2,205,246

Time Warner Cable, Inc.	35,570	2,537,564

		4,742,810

Computer Hardware–6.04%
Apple, Inc.(b)	3,000	1,045,350

Dell, Inc.(b)	61,473	891,973

Hewlett-Packard Co.	47,170	1,932,555

		3,869,878

Data Processing & Outsourced Services–1.66%
Western Union Co. (The)	51,182	1,063,050

Department Stores–2.37%
Macy’s, Inc.	62,409	1,514,042

Diversified Banks–4.51%
U.S. Bancorp	38,255	1,011,080

Wells Fargo & Co.	59,184	1,876,133

		2,887,213

General Merchandise Stores–1.64%
Target Corp.	21,036	1,052,010

Household Products–2.41%
Procter & Gamble Co. (The)	25,071	1,544,374

Hypermarkets & Super Centers–2.89%
Wal-Mart Stores, Inc.	35,588	1,852,355

Industrial Conglomerates–1.65%
General Electric Co.	52,709	1,056,816

Industrial Machinery–1.37%
Illinois Tool Works, Inc.	16,363	879,020

Integrated Oil & Gas–12.16%
Chevron Corp.	22,444	2,411,159

Exxon Mobil Corp.	15,371	1,293,162

Petroleo Brasileiro S.A.–ADR (Brazil)	35,915	1,452,043

Royal Dutch Shell PLC–ADR (United Kingdom)	36,109	2,630,902

		7,787,266

Investment Banking & Brokerage–3.04%
Goldman Sachs Group, Inc. (The)	5,889	933,230

Morgan Stanley	37,165	1,015,348

		1,948,578

Life & Health Insurance–3.43%
MetLife, Inc.	25,609	1,145,490

Torchmark Corp.	15,833	1,052,578

		2,198,068

Managed Health Care–1.89%
UnitedHealth Group, Inc.	26,709	1,207,247

Oil & Gas Drilling–1.47%
Noble Corp.	20,592	939,407

Other Diversified Financial Services–7.14%
Bank of America Corp.	127,006	1,692,990

JPMorgan Chase & Co.	62,478	2,880,236

		4,573,226

Pharmaceuticals–4.13%
Bristol-Myers Squibb Co.	42,643	1,127,054

Pfizer, Inc.	74,757	1,518,315

		2,645,369

Property & Casualty Insurance–12.06%
Allied World Assurance Co. Holdings Ltd. (Switzerland)	23,577	1,478,042

Aspen Insurance Holdings Ltd.	47,263	1,302,568

Chubb Corp. (The)	50,092	3,071,141

Travelers Cos., Inc. (The)	31,454	1,870,884

		7,722,635

Steel–1.29%
POSCO–ADR (South Korea)	7,236	827,003

Wireless Telecommunication Services–1.32%
Vodafone Group PLC–ADR (United Kingdom)	29,452	846,745

Total Common Stocks & Other Equity Interests (Cost $57,656,976)		61,887,927

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Value Opportunities Fund

	Shares	Value

Money Market Funds–3.69%
Liquid Assets Portfolio–Institutional Class(c)	1,182,196	$1,182,196

Premier Portfolio–Institutional Class(c)	1,182,197	1,182,197

Total Money Market Funds (Cost $2,364,393)		2,364,393

TOTAL INVESTMENTS–100.34% (Cost $60,021,369)		64,252,320

OTHER ASSETS LESS LIABILITIES–(0.34)%		(216,405)

NET ASSETS–100.00%		$64,035,915

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Value Opportunities Fund

Statement of Assets and Liabilities

April 30, 2011 and March 31, 2011

	April 30,	March 31,
	2011	2011

Assets:
Investments, at value (Cost $56,048,465 and $57,656,976, respectively)	$61,044,961	$61,887,927

Investments in affiliated money market funds, at value and cost	1,931,103	2,364,393

Total investments, at value (Cost $57,979,568 and $60,021,369, respectively)	62,976,064	64,252,320

Receivable for:
Investments sold	1,742,377	—

Fund shares sold	85,840	22,933

Dividends	50,718	97,132

Fund expenses absorbed	9,291	—

Investment for trustee deferred compensation and retirement plans	2,262	1,225

Other assets	35,852	31,165

Total assets	64,902,404	64,404,775

Liabilities:
Payable for:
Investments purchased	156,209	142,968

Fund shares reacquired	112,803	108,812

Accrued fees to affiliates	61,913	58,343

Accrued other operating expenses	62,872	56,695

Trustee deferred compensation and retirement plans	3,079	2,042

Total liabilities	396,876	368,860

Net assets applicable to shares outstanding	$64,505,528	$64,035,915

Net assets consist of:
Shares of beneficial interest	$119,655,358	$120,517,231

Undistributed net investment income	68,306	65,125

Undistributed net realized gain (loss)	(60,214,632)	(60,777,392)

Unrealized appreciation	4,996,496	4,230,951

	$64,505,528	$64,035,915

Net Assets:
Class A	$44,327,981	$43,854,653

Class B	$7,330,592	$7,391,623

Class C	$8,020,675	$8,032,766

Class Y	$4,826,280	$4,756,873

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	4,353,922	4,396,025

Class B	730,101	751,282

Class C	802,158	819,436

Class Y	476,065	478,969

Class A:
Net asset value per share	$10.18	$9.98

Maximum offering price per share
(Net asset value of $10.18 divided by 94.50%) (Net asset value of $9.98 divided by 94.50%)	$10.77	$10.56

Class B:
Net asset value and offering price per share	$10.04	$9.84

Class C:
Net asset value and offering price per share	$10.00	$9.80

Class Y:
Net asset value and offering price per share	$10.14	$9.93

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Value Opportunities Fund

Statement of Operations

For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011

	One month ended	Year ended
	April 30,	March 31,
	2011	2011

Investment income:
Dividends (net of foreign withholding taxes of $55 and $26,746, respectively)	$46,731	$1,692,699

Dividends from affiliated money market funds	177	1,434

Total investment income	46,908	1,694,133

Expenses:
Advisory fees	39,337	604,376

Administrative services fees	4,110	46,822

Custodian fees	193	15,554

Distribution fees:
Class A	8,984	114,345

Class B	1,900	63,673

Class C	6,062	73,680

Transfer agent fees	19,245	190,665

Trustees’ and officers’ fees and benefits	1,057	14,575

Reports to shareholders	8,932	—

Professional services fees	13,449	—

Other	4,171	107,646

Total expenses	107,440	1,231,336

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(30,087)	(37,916)

Net expenses	77,353	1,193,420

Net investment income (loss)	(30,445)	500,713

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $0 and $3,738, respectively)	562,759	3,337,538

Foreign currencies	—	(4,072)

	562,759	3,333,466

Change in net unrealized appreciation of investment securities	765,545	639,142

Net realized and unrealized gain	1,328,304	3,972,608

Net increase in net assets resulting from operations	$1,297,859	$4,473,321

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Value Opportunities Fund

Statement of Changes in Net Assets

For the period April 1, 2011 to April 30, 2011 and the years ended March 31, 2011 and 2010

	One month
	ended April 30,	Year ended March 31,
	2011	2011	2010

Operations:
Net investment income (loss)	$(30,445)	$500,713	$803,475

Net realized gain	562,759	3,333,466	2,996,275

Change in net unrealized appreciation	765,545	639,142	44,908,018

Net increase in net assets resulting from operations	1,297,859	4,473,321	48,707,768

Distributions to shareholders from net investment income:
Class A	—	(428,216)	(459,248)

Class C	—	(5,018)	(23,017)

Class Y	—	(58,989)	(509,224)

Total distributions from net investment income	—	(492,223)	(991,489)

From capital transactions:
Proceeds from shares sold	505,826	16,530,686	30,790,649

Net asset value of shares issued through dividend reinvestment	—	453,271	974,589

Cost of shares repurchased	(1,334,072)	(79,353,611)	(52,925,364)

Net change in net assets from capital transactions	(828,246)	(62,369,654)	(21,160,126)

Net increase (decrease) in net assets	469,613	(58,388,556)	26,556,153

Net assets:
Beginning of year	64,035,915	122,424,471	95,868,318

End of year (includes undistributed net investment income of $68,306, $65,125 and $60,708, respectively)	$64,505,528	$64,035,915	$122,424,471

Notes to Financial Statements

April 30, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Value Opportunities Fund, (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Value Opportunities Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Equity Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  On April 30, 2011, the Fund’s fiscal year-end changed from March 31 to April 30.
  The Fund’s investment objective is capital growth and income.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

15        Invesco Van Kampen Value Opportunities Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be

16        Invesco Van Kampen Value Opportunities Fund

evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

17        Invesco Van Kampen Value Opportunities Fund

  Effective May 23, 2011, the Trust has entered into a new master investment advisory agreement with the Adviser and will pay an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.670%

Next $500 million	0.645%

Next $1.5 billion	0.620%

Next $2.5 billion	0.595%

Next $2.5 billion	0.570%

Next $2.5 billion	0.545%

Over $10 billion	0.520%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $149,843 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.41%, 2.16%, 2.16%, and 1.16%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, the Adviser waived advisory fees of $30,087 and $37,676, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $5,178 to VKII. For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $4,933 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011 IIS was paid $19,245 and $185,077, respectively for providing such services. Prior to the Reorganization, the Acquired Fund paid $5,588 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $49,915 to VKFI.
  For the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.

18        Invesco Van Kampen Value Opportunities Fund

  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period April 1, 2011 to April 30, 2011, IDI advised the Fund that IDI retained $1,384 in front-end sales commissions from the sale of Class A shares and $0, $768 and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the year ended March 31, 2011, IDI advised the Fund that IDI retained $6,012 in front-end sales commissions from the sale of Class A shares and $145, $8,227 and $541 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $2,090 in front-end sales commissions from the sale of Class A shares and $1,994, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of April 30, 2011 and March 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period April 1, 2011 to April 30, 2011, there were no significant transfers between investment levels.

				April 30,
				2011
	Level 1	Level 2	Level 3	Total

Equity Securities	$62,976,064	$—	$—	$62,976,064

  During the year ended March 31, 2011, there were no significant transfers between investment levels.

				March 31,
				2011
	Level 1	Level 2	Level 3	Total

Equity Securities	$64,252,320	$—	$—	$64,252,320

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period April 1, 2011 to April 30, 2011, the Fund engaged in securities purchases of $0 and securities sales of $0, which resulted in net realized gains (losses) of $0.
  For the year ended March 31, 2011, the Fund engaged in securities purchases of $0 and securities sales of $34,536, which resulted in net realized gains (losses) of $3,738.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $0 and $240, respectively.

19        Invesco Van Kampen Value Opportunities Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period April 1, 2011 to April 30, 2011 and the period June 1, 2010 to March 31, 2011, the Fund paid legal fees of $283 and $820, respectively for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $801 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the period April 1, 2011 to April 30, 2011 and the Years Ended March 31, 2011 and 2010:

	April 30, 2011	March 31, 2011	March 31, 2010

Ordinary income	$—	$492,223	$991,489

Tax Components of Net Assets at Period-End:

	April 30, 2011	March 31, 2011

Undistributed ordinary income	$71,051	$71,050

Net unrealized appreciation — investments	4,985,622	4,220,077

Temporary book/tax differences	(2,744)	(1,853)

Post-October deferrals	—	(17,228)

Capital loss carryforward	(60,203,759)	(60,753,362)

Shares of beneficial interest	119,655,358	120,517,231

Total net assets	$64,505,528	$64,035,915

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $549,604 and $3,172,727, respectively, of capital loss carryforward in the one month period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011 to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2011 and March 31, 2011 which expires as follows:

Capital Loss
Carryforward*
Expiration	April 30, 2011	March 31, 2011

April 30, 2016	$46,573,323	$47,122,926

April 30, 2017	13,630,436	13,630,436

Total capital loss carryforward	$60,203,759	$60,753,362

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

20        Invesco Van Kampen Value Opportunities Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period April 1, 2011 to April 30, 2011 was $1,233,983 and $3,405,107 and for the year ended March 31, 2011 was $60,568,211 and $115,457,511, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
	April 31, 2011	March 31, 2011

Aggregate unrealized appreciation of investment securities	$10,106,353	$9,488,039

Aggregate unrealized (depreciation) of investment securities	(5,120,731)	(5,267,962)

Net unrealized appreciation of investment securities	$4,985,622	$4,220,077

Cost of investments for tax purposes	$57,990,442	$60,032,243

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on April 30, 2011, undistributed net investment income (loss) was increased by $33,626, undistributed net realized gain (loss) was increased by $1 and shares of beneficial interest decreased by $33,627. This reclassification had no effect on the net assets of the Fund.
  Primarily as a result of differing book/tax treatment of foreign currency transactions, on March 31, 2011, undistributed net investment income (loss) was decreased by $4,073, undistributed net realized gain (loss) was increased by $4,072 and shares of beneficial interest increased by $1. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	One month ended				Years ended March 31,
	April 30, 2011(a)				2011(b)				2010
	Shares		Amount		Shares		Amount		Shares	Amount

Sales:
Class A	43,332	(c)	$434,562	(c)	458,839	(d)	$4,187,536	(d)	948,562	$7,100,530

Class B	1,590		15,675		33,412		288,919		114,806	839,372

Class C	3,403		33,523		57,077		499,158		140,769	1,072,803

Class Y	2,219		22,066		1,346,579		11,555,073		2,880,210	21,777,944

Total sales	50,544		505,826		1,895,907		16,530,686		4,084,347	30,790,649

Dividend reinvestment:
Class A	—		—		42,206		393,786		53,177	447,219

Class C	—		—		506		4,648		2,643	21,832

Class Y	—		—		5,909		54,837		60,255	505,538

Total dividend reinvestment	—		—		48,621		453,271		116,075	974,589

Repurchases:
Class A	(85,435)		(854,846)		(2,133,967)		(18,959,324)		(2,367,265)	(18,314,870)

Class B	(22,771	)(c)	(225,829	)(c)	(263,379	)(d)	(2,341,846	)(d)	(721,305)	(5,275,163)

Class C	(20,681)		(202,587)		(302,241)		(2,644,759)		(438,982)	(3,340,795)

Class Y	(5,123)		(50,810)		(6,518,129)		(55,407,682)		(3,437,230)	(25,994,536)

Total repurchases	(134,010)		$(1,334,072)		(9,217,716)		$(79,353,611)		(6,964,782)	$(52,925,364)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 2% of the outstanding shares of the fund are owned by Invesco or an investment adviser under common control with Invesco.
(b)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate owns 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially. In addition, 2% of the outstanding shares of the fund are owned by Invesco or an investment adviser under common control with Invesco.
(c)	Includes automatic conversion of 10,923 Class B shares into 10,772 Class A shares at a value of $109,116.
(d)	Includes automatic conversion of 70,977 Class B shares into 69,693 Class A shares at a value of $634,358.

21        Invesco Van Kampen Value Opportunities Fund

NOTE 12—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 13—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Basic Value Fund (the “Target Fund”) in exchange for shares of the Fund.
  The Target Fund’s shareholders approved the Agreement on April 14, 2011 and the reorganization was consummated on May 23, 2011. Upon closing of the reorganization, shareholders of the Target Fund received a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund liquidated and ceased operations.

22        Invesco Van Kampen Value Opportunities Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses) on									to average		to average net		Ratio of net
	Net asset	Net	securities		Dividends	Distributions						net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
One month ended 04/30/11	$9.98	$(0.00)	$0.20	$0.20	$—	$—	$—	$10.18	2.00	%(c)	$44,328	1.40	%(l)	1.98	%(l)	(0.51	)%(l)	2%
Year ended 03/31/11	8.95	0.06	1.06	1.12	(0.09)	—	(0.09)	9.98	12.61	(c)	43,855	1.42	(d)	1.47	(d)	0.68	(d)	80
Year ended 03/31/10	5.84	0.06	3.12	3.18	(0.07)	—	(0.07)	8.95	54.55	(e)	53,983	1.44		1.44		0.72		13
Year ended 03/31/09	9.77	0.09	(3.94)	(3.85)	(0.08)	—	(0.08)	5.84	(39.47	)(e)	43,175	1.41		1.41		1.11		34
Year ended 03/31/08	13.11	0.09	(2.29)	(2.20)	(0.07)	(1.07)	(1.14)	9.77	(18.06	)(e)	112,133	1.28		1.28		0.69		54
Year ended 03/31/07	12.45	0.13	1.47	1.60	(0.13)	(0.81)	(0.94)	13.11	13.02	(e)	206,306	1.28		1.28		1.05		60

Class B
One month ended 04/30/11	9.84	(0.00)	0.20	0.20	—	—	—	10.04	2.03	(c)(m)	7,331	1.46	(l)(m)	2.04	(l)(m)	(0.57	)(l)(m)	2
Year ended 03/31/11	8.79	0.01	1.04	1.05	—	—	—	9.84	11.95	(c)(f)	7,392	1.99	(d)(f)	2.04	(d)(f)	0.11	(d)(f)	80
Year ended 03/31/10	5.73	—	3.06	3.06	—	—	—	8.79	53.40	(g)	8,629	2.19		2.19		(0.03)		13
Year ended 03/31/09	9.54	0.03	(3.84)	(3.81)	—	—	—	5.73	(39.94	)(g)	9,097	2.17		2.17		0.34		34
Year ended 03/31/08	12.85	(0.01)	(2.23)	(2.24)	—	(1.07)	(1.07)	9.54	(18.70	)(g)	24,583	2.04		2.04		(0.05)		54
Year ended 03/31/07	12.22	0.04	1.44	1.48	(0.04)	(0.81)	(0.85)	12.85	12.24	(g)	34,441	2.04		2.04		0.30		60

Class C
One month ended 04/30/11	9.80	(0.01)	0.21	0.20	—	—	—	10.00	2.04	(c)(m)	8,021	2.07	(l)(m)	2.65	(l)(m)	(1.18	)(l)(m)	2
Year ended 03/31/11	8.77	0.01	1.03	1.04	(0.01)	—	(0.01)	9.80	11.81	(c)(f)	8,033	2.06	(d)(f)	2.11	(d)(f)	0.04	(d)(f)	80
Year ended 03/31/10	5.73	0.00	3.06	3.06	(0.02)	—	(0.02)	8.77	53.42	(h)(i)	9,337	2.18	(i)	2.18	(i)	(0.02	)(i)	13
Year ended 03/31/09	9.55	0.03	(3.84)	(3.81)	(0.01)	—	(0.01)	5.73	(39.90	)(h)(i)	7,791	2.10	(i)	2.10	(i)	0.43	(i)	34
Year ended 03/31/08	12.86	0.00	(2.24)	(2.24)	—	(1.07)	(1.07)	9.55	(18.69	)(h)(i)	19,118	2.03	(i)	2.03	(i)	(0.04	)(i)	54
Year ended 03/31/07	12.22	0.04	1.44	1.48	(0.03)	(0.81)	(0.84)	12.86	12.24	(h)	30,468	2.04		2.04		0.29		60

Class Y
One month ended 04/30/11	9.93	(0.00)	0.21	0.21	—	—	—	10.14	2.11	(c)	4,826	1.15	(l)	1.73	(l)	(0.26	)(l)	2
Year ended 03/31/11	8.94	0.08	1.05	1.13	(0.14)	—	(0.14)	9.93	12.75	(c)	4,757	1.17	(d)	1.22	(d)	0.93	(d)	80
Year ended 03/31/10	5.83	0.07	3.13	3.20	(0.09)	—	(0.09)	8.94	54.98	(j)	50,475	1.19		1.19		0.96		13
Year ended 03/31/09	9.77	0.11	(3.94)	(3.83)	(0.11)	—	(0.11)	5.83	(39.30	)(j)	35,805	1.17		1.17		1.41		34
Year ended 03/31/08	13.13	0.11	(2.28)	(2.17)	(0.12)	(1.07)	(1.19)	9.77	(17.91	)(j)	50,817	1.07	(k)	1.07	(k)	1.03		54
Year ended 03/31/07	12.46	0.17	1.46	1.63	(0.15)	(0.81)	(0.96)	13.13	13.28	(j)	191	1.08		1.08		1.39		60

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $45,738, $7,724, $8,205 and $18,916 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual rule 12b-1 fees of 0.82% for Class B shares and 0.89% for Class C shares for the year ended March 31, 2011, respectively.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%
(j)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(k)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended March 31, 2008.
(l)	Ratios are annualized and based on average daily net assets (000’s) of $43,724, $7,362, $7,982 and $4,745 for Class A, Class B, Class C and Class Y shares, respectively.
(m)	The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual rule 12b-1 fees of 0.31% for Class B shares and 0.92% for Class C shares for the period ended April 30, 2011, respectively.
ˆ	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y Shares.

23        Invesco Van Kampen Value Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Van Kampen Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Value Opportunities Fund (formerly known as Van Kampen Value Opportunities Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2011 and at March 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period ended April 30, 2011 and the year ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 and at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by other independent auditors whose report dated May 18, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

June 9, 2011
Houston, Texas

24        Invesco Van Kampen Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2010 through April 30, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/10)	(04/30/11)[1]	Period[2]	(04/30/11)	Period[2]	Ratio
A	$1,000.00	$1,146.10	$7.45	$1,017.85	$7.00	1.40%

B	1,000.00	1,144.80	8.93	1,016.46	8.40	1.68

C	1,000.00	1,142.30	10.78	1,014.73	10.14	2.03

Y	1,000.00	1,148.70	6.13	1,019.09	5.76	1.15

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2010 through April 30, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

25        Invesco Van Kampen Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2010 through March 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/01/10)	(03/31/11)[1]	Period[2]	(03/31/11)	Period[2]	Ratio
A	$1,000.00	$1,155.80	$7.58	$1,017.90	$7.09	1.41%

B	1,000.00	1,153.60	9.66	1,015.96	9.05	1.80

C	1,000.00	1,152.30	10.95	1,014.76	10.25	2.04

Y	1,000.00	1,157.20	6.24	1,019.15	5.84	1.16

[1]	The actual ending account value is based on the actual total return of the Fund for the period October 1, 2010 through March 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

26        Invesco Van Kampen Value Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended:

Federal and State Income Tax	April 30, 2011	March 31, 2011

Long-Term Capital Gain Dividends	$0.00	$0.00
Qualified Dividend Income*	0.00%	100.00%
Corporate Dividends Received Deduction*	0.00%	100.00%
U.S. Treasury Obligations*	0.00%	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Van Kampen Value Opportunities Fund

Trustees and Officers
The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	141	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	141	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of
				Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1410 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired	141	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2003	Retired	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	141	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	141	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	141	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	141	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	141	None

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	11 Greenway Plaza, Suite 2500	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
VK-VOPP-AR-1     Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
     Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees Billed Applicable
		to Non-Audit Services Provided for
	Fees Billed for Services Rendered to	fiscal year end 4/30/2011 Pursuant to
	the Registrant for fiscal year end	Waiver of Pre-Approval
	4/30/2011	Requirement(1)
Audit Fees	$50,760	N/A
Audit-Related Fees	$0	0%
Tax Fees(2)	$11,200	0%
All Other Fees	$0	0%

Total Fees	$61,960	0%
PWC billed the Registrant aggregate non-audit fees of $11,200 for the fiscal year ended April 30, 2011.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end April 30, 2011 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for Non-Audit Services
	Rendered to Invesco and Invesco
	Affiliates for fiscal year end 4/30/2011	Percentage of Fees Billed
	That Were Required	Applicable to Non-Audit Services
	to be Pre-Approved	Provided for fiscal year end
	by the Registrant's	4/30/2011 Pursuant to Waiver of
	Audit Committee	Pre-Approval Requirement(1)
Audit-Related Fees	$0	0%
Tax Fees	$0	0%
All Other Fees	$0	0%

Total Fees(2)	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended April 30, 2011.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.
Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.
          Not applicable.
ITEM 6.   SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
          Not applicable.
ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
          Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
          Not applicable.
ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of June 10, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 10, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Sector Funds (Invesco Sector Funds)

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer

Date:	June 14, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer

Date:	June 14, 2011

By:	/s/ Sheri Morris Sheri Morris
Principal Financial Officer

Date:	June 14, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.